SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
Filed by the Registrant [X]
Filed by a party other than the Registrant [ _ ]
Check the appropriate box:
[ _ ] Preliminary Proxy Statement
[ _ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ _ ] Definitive Additional Materials
[ _ ] Soliciting Material under Section 240.14a-12

Cirrus Logic, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[ X ]    No fee required.
[ _ ]    Fee paid previously with preliminary materials.
[ _ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JOHN FORSYTH
President and Chief Executive Officer

June 4, 2025
To our Stockholders:
I would like to invite you to participate in the Annual Meeting of Stockholders of Cirrus Logic, Inc. to be held on Tuesday, July 29, 2025, at 11:00 a.m. Central Time. This year’s Annual Meeting will once again be a virtual-only stockholder meeting, which allows all of our stockholders the opportunity to participate no matter where they are located. You will be able to participate, vote, and submit your questions during the meeting on a live webcast at www.virtualshareholdermeeting.com/CRUS2025. To access this website and enter the meeting, you should have available your control number, which is included with the proxy materials. We intend to hold the virtual-only meeting in a manner that affords you the same rights and opportunities to participate as you would have at an in-person meeting.
We are providing the proxy materials electronically via the internet, which will allow our stockholders to have immediate access to those materials at their discretion. Paper copies may also be requested.
Even if you plan to participate in the Annual Meeting by live webcast, I hope you will vote as soon as possible. Although you may vote the day of the Annual Meeting, you may also vote in advance via the internet, as well as by telephone, or by mailing a proxy card. Voting in advance will ensure your representation at the Annual Meeting even if you do not participate in the virtual meeting. Please review the instructions on the Notice of Internet Availability or the proxy card regarding your voting options.
Cirrus Logic values the participation of its stockholders. Your vote is an important part of our system of corporate governance, and I strongly encourage you to participate.
Sincerely,
John M. Forsyth
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held July 29, 2025
Copies of the Notice of the 2025 Annual Meeting of Stockholders, this proxy statement, and our Annual Report on Form 10-K are available at www.proxyvote.com and are also available on our website at www.cirrus.com. You also may receive copies of these documents at no charge upon request directed to:
Cirrus Logic, Inc. Investor Relations
800 W. 6th Street, Austin, Texas 78701
telephone: (512) 851-4125; email: investor@cirrus.com

Cirrus Logic, Inc.
800 W. 6th Street
Austin, Texas 78701

2025 Annual Meeting of Stockholders
July 29, 2025
YOUR VOTE IS IMPORTANT
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Cirrus Logic, Inc. (the “Company” or “we”) will hold our 2025 Annual Meeting of Stockholders as follows:
Tuesday, July 29, 2025
11:00 A.M. (Central Daylight Time)
Via live webcast available at www.virtualshareholdermeeting.com/CRUS2025

This year’s Annual Meeting will again be a virtual-only meeting, which we intend to hold in a manner that affords you the same rights and opportunities to participate as you would have at an in-person meeting. You will be able to attend, vote, and submit your questions during the meeting on a live webcast via the internet at www.virtualshareholdermeeting.com/CRUS2025. To access this website and enter the meeting, you must have your control number available. You will not be able to attend the Annual Meeting in person.
While connected to the Annual Meeting via the internet, you may vote and submit questions. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding the Company as time allows. Questions relating to stockholder proposals or the Company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.

We are utilizing a virtual meeting solution from Broadridge Financial Solutions, Inc., or Broadridge. If you have any questions about accessing the virtual meeting website for the Annual Meeting, please contact Broadridge support at 844-986-0822 / International: 303-562-9302. If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
At the meeting, stockholders will vote on the following matters:

(i)    the election of seven nominees named in this proxy statement to serve as Company directors for one-year terms;
(ii)     the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2026;
(iii)    an advisory (non-binding) vote to approve named executive officer compensation; and
(iv)    such other business as may properly come before the meeting.
You can vote four different ways. You can vote by participating in the virtual meeting online or you can vote in advance of the virtual meeting by internet, telephone, or mail. For specific voting information, please see “Questions and Answers about the Proxy Materials, the Annual Meeting, and Voting Procedures” on page 3.
Stockholders of record at the close of business on June 2, 2025, are entitled to notice of, and to vote at, the Annual Meeting. On June 2, 2025, 51,298,359 shares of the Company common stock were outstanding. Each share entitles the holder to one vote. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose germane to the meeting for at least 10 days prior to the meeting.
The Board of Directors of the Company asks you to vote in favor of the seven nominated directors and for Proposal Nos. 2-3. The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy. This proxy statement provides you with detailed information about each proposal. We are also using this proxy statement to discuss our corporate governance and compensation practices and philosophies.
We encourage you to read this proxy statement carefully. In addition, you may obtain information about the Company from the Annual Report to Stockholders and from other documents that we have filed with the Securities and Exchange Commission.

PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Virtually on Tuesday, July 29, 2025
Cirrus Logic, Inc.
800 W. 6th Street
Austin, Texas 78701
www.cirrus.com
These proxy materials are furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cirrus Logic, Inc. (the “Company” or “we”) for use at our 2025 Annual Meeting of Stockholders and any adjournments or postponements of the meeting (the “Annual Meeting”). The Annual Meeting will be held on July 29, 2025, at 11:00 a.m., Central Daylight Time, and may be accessed on a live webcast via the internet at www.virtualshareholdermeeting.com/CRUS2025.
Beginning on June 4, 2025, Cirrus Logic will make these proxy materials available to our stockholders on the internet or through the mail in connection with the solicitation of proxies by the Board for proposals to be voted on at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS,
THE ANNUAL MEETING, AND VOTING PROCEDURES

Q:    Why am I receiving these materials?
A:    The Board, on behalf of the Company, is soliciting your proxy for the Annual Meeting of Stockholders to take place on July 29, 2025. As a stockholder of record as of the close of business on June 2, 2025 (the “Record Date”), you are invited to participate in the meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q:    Who is entitled to notice of and to vote at the Annual Meeting?
A:    Stockholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Q:    What information is contained in these materials?
A:    The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our 2025 Annual Report on Form 10-K for the fiscal year ended March 29, 2025, is also being made electronically available or mailed to each stockholder as of the Record Date.

If you requested and received a copy of these materials by mail or email, then the proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:    We are complying with the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the Notice of Internet Availability will have the ability to access the proxy materials over the internet, or alternatively, request to receive a copy of the proxy materials by mail or email.

Q.    How can I access the proxy materials over the internet?
A:    Your Notice of Internet Availability of the proxy materials contains instructions regarding how to:
•    view the proxy materials for the Annual Meeting on the internet;
•    request a paper copy of the proxy materials for the Annual Meeting; and
•    instruct us to send future proxy materials to you by email.

Q:    How may I obtain a paper copy of the proxy materials?
A:    Your Notice of Internet Availability of the proxy materials contains instructions regarding how to obtain a paper copy of the proxy materials.

Q:    What if I receive more than one Notice of Internet Availability of the proxy materials or more than one paper copy of the proxy materials?
A:    If you receive more than one Notice of Internet Availability or set of proxy materials, it means your shares are registered in more than one name or are held in more than one account. To vote all your shares by proxy, you must vote using all Notices of Internet Availability you receive, or all proxy cards and voting instruction cards you received.

Q:    What proposals will be voted on at the meeting?
A:    There are three proposals scheduled to be voted on at the meeting:
(1)    the election of seven nominees named in this proxy statement to serve as Company directors for one-year terms;
(2)    the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending March 28, 2026; and
(3)    an advisory (non-binding) vote to approve named executive officer compensation.

Q:    Will I be able to attend the Annual Meeting?
A:    We will host the Annual Meeting live via the internet. You will not be able to attend the meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/CRUS2025. The webcast will begin at 11:00 a.m., Central Daylight Time, on July 29, 2025. Stockholders as of the Record Date may vote and submit questions while connected to the Annual Meeting via the internet. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding the

Company as time allows. Questions relating to stockholder proposals or the Company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.

We are utilizing a virtual meeting solution from Broadridge Financial Solutions, Inc., or Broadridge. If you have any questions about accessing the virtual meeting website for the Annual Meeting, please contact Broadridge support at 844-986-0822 / International: 303-562-9302. If you encounter any technical difficulties with the virtual meeting during the log in or meeting, please call the technical support number that will be posted on the virtual meeting login page.

Q:    What do I need to do to be able to participate in the Annual Meeting online?
A:    The Annual Meeting will be held live via the internet. You will not be able to attend the meeting in person. A summary of the information you need to attend the meeting online is provided below:
•Any stockholder can listen to the meeting and participate live via the internet at www.virtualshareholdermeeting.com/CRUS2025.
•Webcast begins at 11:00 a.m. Central Daylight Time on July 29, 2025.
•Stockholders as of the Record Date may vote and submit questions while connected to the meeting via the internet.
•Please have your control number to enter the meeting.
•Instructions on how to connect and participate via the internet will be posted at www.virtualshareholdermeeting.com/CRUS2025.
•A webcast replay of the meeting will be available for one year after the meeting at www.virtualshareholdermeeting.com/CRUS2025.

Q:    What are the Board’s voting recommendations?
A:    The Board recommends that you vote your shares as follows:
•    “FOR” each of the director nominees;
•    “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending March 28, 2026; and
•    “FOR” the approval, on a non-binding, advisory basis, of executive compensation.

Q:    What shares owned by me can be voted?
A:    All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee. For stockholders who hold their shares through a stock brokerage account or by a bank or other nominee and whose voting instruction form or Notice of Internet Availability indicates that shares may be voted through the www.proxyvote.com website, then shares may be voted at the meeting with the control number indicated on that voting instruction form or the Notice of Internet Availability. Stockholders whose voting instruction form or Notice of Internet Availability does not allow voting through

www.proxyvote.com will need to obtain a legal proxy from their nominee in advance of the meeting in order to vote during the meeting.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:    Most stockholders of the Company hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record
If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the stockholder of record, and, if you held those shares as of the Record Date, you have the right to vote by proxy by following the instructions in the Notice of Internet Availability of the proxy materials or to vote online at the meeting.

Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your stockbroker, bank, or other nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee how to vote, and you are also invited to participate in the meeting.

Q:    How can I vote my shares at the meeting?
A:    Shares may be voted at the Annual Meeting via the internet on a live webcast at www.virtualshareholdermeeting.com/CRUS2025. To access the meeting and vote your shares, you must have your control number.

Even if you currently plan to participate in the Annual Meeting via the live webcast, we recommend that you submit your proxy in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

Q:    How can I vote my shares without participating in the meeting?
A:    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without participating in the meeting. You may vote by granting a proxy or by submitting voting instructions to your stockbroker, bank, or other nominee for shares held in street name. In most instances, you will be able to do this over the internet, by telephone, or by mail, but if you hold shares in street name, you should refer to the voting instructions provided to you by your stockbroker, bank, or other nominee for voting instructions specific to your holdings. If you are the stockholder of record, please refer to the summary instructions below and those included on your Notice of Internet Availability of the proxy materials. Specifically, you may vote without participating in the meeting:

BY INTERNET — If you have internet access, you may vote by going to www.proxyvote.com and following the instructions included with the proxy materials. You will need to have the control number on your Notice of Internet Availability on your proxy card in order to vote by internet.

BY TELEPHONE — If you have access to a touch-tone telephone, you may vote by calling 1-800-690-6903 and following the instructions within the proxy materials. You will need to have the control number that appears on your Notice of Internet Availability of the proxy materials available when voting by telephone.

BY MAIL — If you have requested and received a paper copy of a proxy card, you may submit a proxy by signing your proxy card and returning it by mail using the enclosed, postage prepaid and addressed envelope. If you sign but do not provide instructions, your shares will be voted as described in the response to “What are the Board’s voting recommendations?” above.

Q:    What if I hold shares in street name and do not transmit voting instructions before the stockholder meeting to my stockbroker, bank, or other nominee?
A:    If you do not transmit voting instructions, your stockbroker is permitted to vote on your behalf on routine matters only. The ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2) is the only routine matter, and therefore, the only matter that brokers may vote on without instruction from the beneficial owner. Your stockbroker is not permitted to vote on your behalf on non-routine matters if you do not transmit your voting instructions. The election of directors (Proposal No. 1) and the advisory vote to approve named executive officer compensation (Proposal No. 3) are considered non-routine matters. Therefore, if you do not transmit your voting instructions to your stockbroker or other nominee, then they cannot vote on these non-routine matters, and your shares will be counted as “broker non-votes” as further described in the response to “How are abstentions and broker non-votes counted?” below.

Q:    Can I revoke my proxy?
A:    You may revoke your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may revoke your proxy instructions by granting a new proxy bearing a later date (that automatically revokes the earlier proxy) or by voting during the Annual Meeting. For shares held beneficially by you, you may revoke your proxy by submitting new instructions to your stockbroker, bank, or other nominee.

Q:    What is the quorum requirement for the meeting?
A:    The quorum requirement for holding the meeting and transacting business is the presence, either in person or represented by proxy, of the holders of a majority of the outstanding shares entitled to be voted at the Annual Meeting. For the Annual Meeting, both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:    How are votes counted?
A:    In the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD” your vote with respect to one or more of the nominees. For all other proposals you may vote “FOR,” “AGAINST,” or “ABSTAIN,” and if you “ABSTAIN” on any of these matters, it has the same effect as a vote “AGAINST,” as described in response to the question below.

If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:    What is the voting requirement to approve each of the proposals?
A:    Directors are elected by a plurality of votes cast, which means that, for this year, the seven persons receiving the highest number of “FOR” votes will be elected. Proposal Nos. 2-3 require the affirmative “FOR” vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide your stockbroker, bank, or other nominee with voting instructions on a non-routine matter such as a director election, your shares may constitute broker non-votes, as described in “How are abstentions and broker non-votes counted?” below.

Q:    How are abstentions and broker non-votes counted?
A:    Generally, broker non-votes occur when shares held by a stockbroker for a beneficial owner are not voted with respect to a particular proposal because the proposal is a non-routine matter, the stockbroker has not received voting instructions from the beneficial owner, and the stockbroker lacks discretionary voting power to vote the shares. Abstentions and broker non-votes are counted as present for purposes of determining the shares present and entitled to vote for purposes of the quorum requirement. Each of Proposal Nos. 2 and 3 will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against such proposals. Broker non-votes are not counted as either votes for or votes against these proposals and will have no effect on their outcome.

Q:    Where can I find the voting results of the meeting?
A:    We will announce preliminary voting results at the meeting and will file with the SEC via EDGAR a Current Report on Form 8-K within four business days of the meeting with the final voting results. If final voting results are not available at the time of such filing, the Company intends to disclose preliminary voting results at the time of the filing and file an amended Current Report on Form 8-K within four business days after obtaining the final results.

Q:    What happens if additional proposals are presented at the meeting?
A:    Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael Barrett, our Corporate Secretary, and Gregory Scott Thomas,

our General Counsel, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares for such other candidate or candidates as may be nominated by the Board, or the Board may reduce the size of the Board.

Q:    What classes of shares are entitled to be voted?
A:    Each share of common stock of the Company (“common stock”) outstanding as of the Record Date is entitled to one vote on each item being voted upon at the Annual Meeting. On the Record Date, we had 51,298,359 shares of common stock outstanding.

Q:    Is cumulative voting permitted for the election of directors?
A:    No.

Q:    Who will count the votes?
A:    A representative of Broadridge will tabulate the votes. A representative of the Company will act as the inspector of election.

Q:    Is my vote confidential?
A:    Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a proxy solicitation by the Board.

Q:    Who will bear the cost of soliciting votes for the meeting?
A:    The Company will pay the entire cost of soliciting proxies to be voted, along with the costs of preparing, assembling, printing, mailing, and distributing the proxy materials. If you choose to access the proxy materials and/or submit your proxy over the internet or by telephone, however, you are responsible for internet access or telephone charges you may incur. In addition to the mailing of the proxy materials, the solicitation of proxies or votes may be made by our directors, officers, and employees, either in person, by telephone, or by electronic communication. Our directors, officers, and employees will not receive any additional compensation for the solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:    May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
A:    You may make nominations and submit proposals for consideration at future stockholder meetings. Any proposal that a stockholder wishes to include in the Company’s proxy materials for the 2026 annual meeting of stockholders, in accordance with the regulations of the SEC, must be received by no later than 120 calendar days prior to the anniversary date that the Company released this proxy statement for the Annual Meeting (February 4, 2026). The written proposal will need to comply with the regulations of the SEC under

Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

A proposal or nomination for election of directors that a stockholder wishes to propose for consideration at the 2026 annual meeting of stockholders, other than pursuant to Rule 14a-8, must be submitted in accordance with our Bylaws. To be considered timely, our Bylaws provide that such notice must be received at our principal executive offices no earlier than 120 calendar days (March 31, 2026) and no later than 90 calendar days (April 30, 2026) prior to the first anniversary date of the previous year’s annual meeting of stockholders. Proposals and nominations should be addressed to: Corporate Secretary, Cirrus Logic, Inc., 800 W. 6th Street, Austin, Texas 78701.

Under our Bylaws, a stockholder or a group of up to 20 stockholders owning 3% or more of our common stock continuously for at least three years may nominate and include in our proxy statement a number of candidates not exceeding the greater of (a) two or (b) 20% of our Board (rounded down). Nominations must comply with the requirements and conditions in our Bylaws, including delivering proper notice to us no earlier than 150 calendar days (March 1, 2026) and no later than 120 calendar days (March 31, 2026) prior to the first anniversary date of the previous year’s annual meeting of stockholders.

In addition to satisfying advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 30, 2026, which is 60 days prior to the anniversary date of the 2025 Annual Meeting. Unless we receive notice in the manner specified above, the proxy holders will have discretionary authority to vote for or against any such proposal presented at our 2026 annual meeting of stockholders.

Copy of Bylaw Provisions: You may contact the Corporate Secretary at our headquarters, 800 W. 6th Street, Austin, Texas 78701, for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CORPORATE GOVERNANCE
Board Meetings and Committees
During the fiscal year ended March 29, 2025, the Board held 12 meetings. Directors are expected to attend each meeting of the Board and the committees of the Board (the “Committees”) on which they serve. During the period of their service, all directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of their Committee meetings. Pursuant to our Corporate Governance Guidelines, directors are also expected to attend the Company’s Annual Meeting of Stockholders absent extraordinary circumstances. All directors who were in service at the time attended the Company’s 2024 annual meeting of stockholders, other than Deirdre R. Hanford who was not standing for re-election at that meeting.
We have three Committees: Audit, Compensation and Human Resources, and Governance and Nominating. Each member of the Audit, Compensation and Human Resources, and Governance and Nominating Committees is independent in accordance with the applicable SEC rules and applicable Nasdaq Stock Market, Inc. (the “Nasdaq”) listing standards, including, with respect to members of the Audit and Compensation and Human Resources Committees, the heightened requirements applicable to members of those committees. Each Committee has a written charter that has been approved by the Board; the Committee charters are available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com. On occasion, the Board may appoint special committees or designate directors to undertake special assignments on behalf of the Board.
The composition of the Board and each Committee as of the filing of this proxy statement is identified in the following table, and the function of each Committee is described below.

Directors	Independent	Audit	Compensation and Human Resources	Governance and Nominating
Alexander M. Davern	Yes	Chair	X
John M. Forsyth	No
Raghib Hussain	Yes		X
Duy-Loan Le	Yes	X	Chair
Catherine P. Lego	Yes	X		Chair
William D. Mosley	Yes			X
David J. Tupman, Chair	Yes			X
Number of Meetings Held in Fiscal Year 2025		8	7	5
Audit Committee
The Audit Committee is currently composed of three independent directors. The responsibilities of the Audit Committee include:
•    selecting, retaining, compensating, overseeing, evaluating, and, where appropriate, terminating the Company’s independent auditors;

•    resolving any disagreements between management and the independent auditors regarding financial reporting;

•    adopting and implementing pre-approval policies and procedures for audit and non-audit services to be rendered by the independent auditors;

•    reviewing with management and the independent auditors the financial information and the Management’s Discussion and Analysis proposed to be included in each of the Company’s Quarterly Reports on Form 10-Q prior to their filing;

•    reviewing before release the unaudited interim financial results in the Company’s quarterly earnings release;

•    reviewing with management and the independent auditors, at the completion of the annual audit, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Company’s Annual Report on Form 10-K prior to its filing and provide or review judgments about the quality, not only the acceptability, of accounting principles, and such other matters required to be discussed with the independent auditors under generally accepted auditing standards;
•    reviewing with management and the independent auditors any required Environmental, Social, and Governance (“ESG”) disclosures included within the Company’s SEC filings, including human capital disclosures required by Item 101(c) of Regulation S-K, and the adequacy and effectiveness of applicable internal controls related to such disclosures;

•    reviewing with the independent auditors critical audit matters (“CAMs”) and related CAM disclosures;

•    overseeing the Company’s internal audit function;

•    reviewing and approving, if appropriate, material changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management;

•    reviewing and approving the Company’s hedging policy on an at least annual basis, including making a determination and recommendation to the Board regarding the Company’s decision to enter into swaps that are subject to the End User Exception in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and associated Commodity Futures Trading Commission (“CFTC”) regulations;

•    establishing procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•    evaluating the professional competency of the financial staff and the internal auditors, as well as the quality of their performance in discharging their respective responsibilities;

•    discussing policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process;

•    reviewing with management the Company’s business continuity and disaster recovery plans and capabilities; and

•    reviewing with management the Company’s major financial and regulatory risk exposures, including cybersecurity-related risks, and the steps management has taken to monitor and control such exposures.
The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and is independent under applicable SEC rules and applicable Nasdaq listing standards. The Board has also determined that Audit Committee members Mr. Davern and Ms. Lego are each an “audit committee financial expert” as defined under applicable SEC rules.
For additional information relating to the Audit Committee, see the section of this proxy statement entitled “Report of the Audit Committee of the Board” and the Audit Committee Charter, which is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
Compensation and Human Resources Committee
The Compensation and Human Resources Committee (“Compensation Committee”) is currently composed of three independent directors. The Compensation Committee reviews and approves salaries and other matters relating to executive compensation; reviews risks associated with the Company’s compensation policies; monitors the Company’s compliance with applicable regulations relating to compensation arrangements for directors and executive officers; administers the Company’s clawback policies; reviews the Company’s leadership development initiatives and succession planning process for our Chief Executive Officer and other executive officers; and administers the Company’s stock incentive plans, including reviewing and granting stock incentive awards to executive officers and other employees (subject to any delegation of authority approved by the Compensation Committee from time to time relating to equity-based grants to certain employees) and reviewing and approving policies and procedures for awarding grants under these plans. The Compensation Committee also reviews and recommends to the Board for approval various other Company compensation plans, policies and matters related to the Company’s non-employee directors. Additionally, the Compensation Committee assists the Board in its ESG oversight by reviewing ESG matters relating to the Company’s workforce, including human capital management, inclusion and diversity, and the workforce portion of the Company’s ESG report. For additional information relating to the Compensation Committee, see the Compensation and Human Resources Committee Charter, which is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.

Please see the “Compensation Discussion and Analysis” section of this proxy statement for additional information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive officer compensation, including the Compensation Committee’s engagement of Compensia, Inc. (“Compensia”) as its external compensation consultant.
Governance and Nominating Committee
The Governance and Nominating Committee is currently composed of three independent directors. The Governance and Nominating Committee provides counsel to the Board with respect to corporate governance matters, including oversight of the Company’s Corporate Compliance Program (as defined below), and Board organization, membership, and function, as well as committee structure and membership. The Governance and Nominating Committee is responsible for defining the qualifications for candidates for director positions, evaluating qualified candidates, recommending candidates to the Board for election as directors, and proposing a slate of directors for election by stockholders at each annual meeting.
Additionally, the Governance and Nominating Committee (a) assists the Board in its ESG oversight by reviewing ESG matters, including the Company’s ESG report and health and safety matters, not assigned to other committees, (b) oversees the Company’s policies and practices regarding political contributions, political lobbying, and charitable contributions and reviews management’s strategies and recommendations for such activities, and (c) reviews the implementation and effectiveness of the Company’s corporate compliance policies, systems, and procedures (the “Corporate Compliance Program”) with the Company’s General Counsel.
For more information relating to the Governance and Nominating Committee, see the Governance and Nominating Committee Charter, which is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
Director Nominations
The Governance and Nominating Committee annually reviews the needs of the Board for various skills, experience, expected contributions, and other characteristics in determining the director candidates to be nominated at the Annual Meeting of Stockholders. The Governance and Nominating Committee will evaluate candidates for directors proposed by directors, stockholders, or management in light of the Governance and Nominating Committee’s views of the current needs of the Board for certain skills; the candidate’s background, skills, experience, expected contributions, or other characteristics; and the qualification standards established from time to time by the Governance and Nominating Committee. If the Governance and Nominating Committee believes that the Board requires additional candidates for nomination, the Governance and Nominating Committee may engage a third-party search firm to assist in identifying qualified candidates. All of the director nominees for election at the Annual Meeting have been directors since last year’s meeting. All directors and nominees submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Governance and Nominating Committee.

The Governance and Nominating Committee believes that members of the Board should possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company, and monitor the Company’s adherence to principles of sound corporate governance. Therefore, the Governance and Nominating Committee has determined that nominees for election as director should have the following qualifications: (i) possess the highest personal and professional ethics, integrity, and values; (ii) be committed to representing the long-term interests of the Company’s stockholders; (iii) have an inquisitive and objective perspective and mature judgment; (iv) possess strong business and financial acumen and judgment acquired through education, training, or experience; (v) possess experience at policy-making levels in business, government, education, or technology, and in areas that are relevant to the Company’s global business activities; (vi) have experience in matters of corporate governance; (vii) have experience in positions with a high degree of responsibility in the companies or institutions with which they are affiliated; and (viii) be prepared to devote appropriate time and attention to the Board and Committee duties required of a public company board member. Additionally, for non-employee director candidates, the nominees should have personal and business circumstances that permit them to serve on one or more of the various Committees.
These are not meant to be the exclusive criteria, however, and the Governance and Nominating Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise; the composition of the Board at the time; and other relevant circumstances. The Board does not have a policy with regard to the consideration of diversity in identifying director nominees. Its objective is to nominate a group of directors with various skills, qualifications, experience, and backgrounds who can best ensure the continuing success of our business and represent stockholder interests through the exercise of sound judgment and constructive working relationships.
To assist in its annual review and nomination process, the Governance and Nominating Committee has developed the matrix provided below, which summarizes some of the key skills, qualifications, experience, and backgrounds that our director nominees bring to the Board based on self-reported responses that are reviewed by the Governance and Nominating Committee. The matrix below further identifies the Company’s needs and the qualifications and attributes of directors that the Governance and Nominating Committee has determined are important to the Company. This identification helps the Governance and Nominating Committee in its evaluation of director competencies and how the composition of the Board, as a whole, meets these needs. Within the matrix, a checkmark reflects that the nominee identified that they possessed a comprehensive or professional/expert level of the noted attribute. The lack of a checkmark should not be interpreted to mean that a candidate does not have relevant skills, qualifications, or background in that particular area, but simply that their qualifications do not rise to the professional or expert level. The director biographies contained in the section of this proxy statement entitled “Proposal No. 1: Election of Directors” further describe each nominee’s background and relevant experience and may identify additional attributes that are relevant to the decision to nominate candidates to serve on our Board.

Summary of Skills, Qualifications, Experience, and Backgrounds of Director Nominees

	Davern	Forsyth	Hussain	Le	Lego	Mosley	Tupman
Skills, Qualifications, Experience
CEO Experience	✔️	✔️				✔️
Senior Management and Operations Experience	✔️	✔️	✔️	✔️		✔️	✔️
Semiconductor Industry Knowledge and Experience	✔️	✔️	✔️	✔️	✔️	✔️	✔️
Deep Technical Experience in the Semiconductor Industry		✔️	✔️	✔️			✔️
Emerging Technologies and Business Models		✔️	✔️	✔️	✔️	✔️	✔️
Financial, Accounting, and Tax Expertise	✔️				✔️
Enterprise Risk Management Experience	✔️		✔️	✔️	✔️	✔️
Public Company Board and Corporate Governance Experience	✔️	✔️	✔️	✔️	✔️	✔️	✔️
Venture Capital, Private Equity, and Financing Experience					✔️
Business Development and M&A Experience	✔️	✔️	✔️	✔️	✔️		✔️
Corporate Culture/Human Capital Management	✔️	✔️	✔️	✔️	✔️	✔️
Extensive Knowledge and Experience in Business-to-Business Sales and Marketing	✔️	✔️	✔️			✔️
International Business Operations Experience	✔️	✔️		✔️		✔️	✔️

Background Information
Years on Board	10	4	4	2	5	1	10
Age	58	51	54	63	68	58	62
Gender	male	male	male	female	female	male	male
Race/ethnicity	White	White	Asian	Asian	White	White	White
The following charts show the composition of our director nominees by tenure, age, gender, and race/ethnicity.

Stockholder-Recommended Candidates
The Governance and Nominating Committee will consider stockholder-recommended candidates pursuant to the same process as the director nominations process that is in accordance with our Bylaws and outlined in the Corporate Governance Guidelines, which are available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
For information regarding stockholder nominations of candidates for election, please see the section of this proxy statement entitled “Questions and Answers about the Proxy Materials, the Annual Meeting and Voting Procedures: May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?” for further information.
Determination of Independence
The Board has determined that six of the seven nominated directors are independent as defined by the applicable listing and regulatory standards. Specifically, the Governance and Nominating Committee has reviewed the independence of each director and determined that nominees Davern, Hussain, Le, Lego, Mosley, and Tupman qualify as independent directors under these standards. No director has a familial relationship with another director, director nominee, or executive officer.
Corporate Governance Guidelines
On an annual basis, the Company reviews its corporate governance practices in light of any changes to applicable law, the rules of the SEC, and the Nasdaq listing standards. Among other matters, the Corporate Governance Guidelines include the following requirements:
•    Two-thirds of the members of the Board must be independent directors based on the criteria under the Nasdaq listing standards and other applicable laws and regulations.

•    If the Chair of the Board is not an independent director, the Board will designate a “lead independent director.”

•    Directors shall retire at the first stockholders’ meeting in which directors will be elected following the director’s 75th birthday.

•    Stock Ownership Guidelines require our Chief Executive Officer, non-employee directors, and officers of the Company to accumulate and maintain, after a phase-in period, an ownership position in the Company’s stock to more closely link their interests with those of other Company stockholders.

•    The Board will have an Audit Committee, Compensation and Human Resources Committee, and Governance and Nominating Committee, each of which shall consist solely of independent directors.

•    The independent directors shall meet in executive session either before or after each regularly scheduled Board meeting.

•    In considering stockholder proposals and candidates recommended by stockholders for the Board (other than pursuant to Rule 14a-8), the Governance and Nominating Committee will follow the procedures outlined in the Corporate Governance Guidelines and our Bylaws.
For additional details, see the Corporate Governance Guidelines, which are available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
Board Leadership Structure
The Board is committed to maintaining an independent Board comprised primarily of independent directors. To enhance the independence of the Board from management, we currently separate the roles of our President and Chief Executive Officer (“CEO”), John Forsyth, and Chair of the Board, David Tupman. We believe that this leadership structure demonstrates our commitment to good corporate governance and benefits our stockholders by enhancing the oversight of management by the Board, balancing power on the Board, and encouraging balanced decision making.

The Board’s Role in Risk Oversight
As part of Cirrus Logic’s commitment to maintaining a robust governance framework, the Board is dedicated to overseeing the Company’s enterprise risk management process (the “ERM Process”). This process involves a formal assessment of the Company’s risk environment and is performed by senior management and reviewed by our CEO and other executive officers on a periodic basis. The ERM Process aligns with the Company’s disclosure controls and procedures to ensure transparency, accuracy, and compliance with regulatory requirements. Our public reports are prepared by management who participate in the ERM Process and are designed to appropriately identify potential risks for disclosure.
While management is responsible for identifying, assessing, and managing the material risks facing the Company, the Board plays an ongoing and active role in the oversight of the Company’s most significant strategic and operational risks and management’s efforts to assess and manage those risks. The Board is involved in the setting of the Company’s business strategy, which necessarily entails a determination of what constitutes an appropriate level of risk for the Company.
Each of the Committees also considers risk within the Committee’s area of responsibility. Our Audit Committee, comprised fully of independent members, discusses risk assessment and risk management policies and regularly reviews with management the Company’s major financial and regulatory risk exposures, including information security and cybersecurity-related risks, and the steps management has taken to monitor and control such exposures. For more information on the Board’s oversight of cybersecurity risks in particular, please review Item 1C of our Annual Report on Form 10-K. In designing our compensation programs and structuring awards, the Compensation Committee considers whether such compensation programs may lead to undue risk taking. Finally, our Governance and Nominating Committee oversees risks relating to corporate governance policies and related governance matters.
Oversight of AI
We recognize the transformative potential of artificial intelligence (“AI”) and are committed to its responsible and ethical use within our business. Given the importance of the topic to our business, our Board has determined that oversight of our AI strategy and risk management approach should remain with the full Board. As part of this oversight, the Board receives periodic updates on AI-related developments to ensure alignment with our broader corporate strategy.
To further strengthen our governance, the Company has established an AI Technology Usage Policy that addresses risks related to confidentiality, data privacy, and intellectual property, including the trustworthiness and reliability of AI tools and compliance with applicable laws. The Company has also formed a cross-functional AI Steering Committee, currently comprised of representatives from Information Technology, Information Security, Legal, Engineering, and Operations. The AI Steering Committee evaluates the potential deployment of AI solutions, oversees the use of AI tools in internal operations, provides implementation guidance, and establishes controls to mitigate potential risks.

Board and Committee Evaluations
Each year, the Board conducts a self-evaluation of the Board, its committees, and the individual directors, overseen by the Governance and Nominating Committee. The evaluation solicits the opinions of the directors regarding the effectiveness of the Board and its committees in fulfilling their obligations. The Chair of the Governance and Nominating Committee reviews the results of the evaluation with the Board, and the results of the evaluations are also considered by the Governance and Nominating Committee and the Board as part of the director nomination process.
Environmental, Social, and Governance (ESG)
Our Company is committed to creating a responsible and sustainable business environment that drives value for our key stakeholders including employees, investors, customers, suppliers, and our global communities. Responsibility for ESG oversight belongs to the Board with delegation to the Audit, Compensation, and Governance and Nominating Committees within their respective areas of expertise pursuant to their charters.
The Company recognizes the importance of embedding sustainable policies and practices across our business and strives to ensure our products are produced and manufactured in a sustainable and responsible manner. We adhere to core principles of human rights by complying with applicable international standards and by establishing a safe and healthy working environment. As an Affiliate Member, we are committed to adopting the approach of the Responsible Business Alliance (“RBA”), a non-profit organization that sets the standards for supply chain compliance issues related to labor, health and safety, the environment, ethics, and management systems. For example, all of our primary suppliers must acknowledge their obligations to comply with our Supplier Code of Conduct, which was developed using inputs from both the RBA Code of Conduct and additional customer requirements. In addition to complying with our Supplier Code of Conduct, our primary foundries and assembly and test suppliers maintain ISO 14001 environmental management system certificates, which demonstrates their commitment to high environmental standards and responsible management of environmental impacts. Additionally, we ourselves have been awarded ISO 14001 certification, further reinforcing our commitment to these standards.
We work to attract and retain top talent in our diverse, global workforce through competitive compensation and benefits, along with a positive corporate culture based on respect and fairness for all employees. Through volunteer activities and financial contributions, we also help develop a STEM pipeline in an effort to expand the pool of qualified candidates who will be available for key roles in the future.
For more information about our ESG efforts, including the Company’s ESG Report, please refer to the Environment, Social, and Governance section of our website at cirrus.com/company/esg.
Code of Conduct
The Company has adopted a Code of Conduct that applies to all of its directors, officers, and employees (including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). A copy of the Code of Conduct is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com. The Code of Conduct, as applied to the Company’s senior financial officers, constitutes the Company’s “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Company’s “code of conduct” under the Nasdaq listing standards. Any violation of the Company’s Code of Conduct, or any complaint or concern, including those regarding accounting, internal accounting controls, or auditing matters, may be reported anonymously by contacting EthicsPoint, an independent reporting system provider, by telephone at 1-866-384-4277 (1-866-ETHICSP) or through its website at cirruslogic.ethicspoint.com.
DIRECTOR COMPENSATION ARRANGEMENTS
Non-employee directors receive a combination of quarterly cash retainers and equity-based compensation. Directors who are employed by the Company do not receive any additional compensation for their Board service. Non-employee directors may not receive consulting, advisory, or other compensatory fees from the Company in addition to their Board compensation.
The following table sets forth the quarterly cash payments paid to non-employee directors for Board service during fiscal year 2025:

Director Compensation Retainers
Quarterly Director Retainer	$17,500
Board Chair Quarterly Retainer	$18,750
Audit Chair Quarterly Retainer	$7,500
Audit Committee Member Quarterly Retainer	$3,000
Compensation Committee Chair Quarterly Retainer	$6,250
Compensation Committee Member Quarterly Retainer	$2,500
Governance and Nominating Committee Chair Quarterly Retainer	$3,750
Governance and Nominating Committee Member Quarterly Retainer	$1,500
Lead Independent Director Quarterly Retainer	$2,500
Directors receive cash payments for each retainer category applying to them. The Company also reimburses non-employee directors for all reasonable out-of-pocket expenses incurred for attending Board and Committee meetings.
In addition to the cash compensation described above, each non-employee director receives equity-based compensation, as follows:
Options
In fiscal year 2025 and up until the present Annual Meeting, new non-employee directors would receive, upon first joining the Board through appointment or election, options having a fair market value of $225,000 as estimated at or around the time of grant with 25% vesting after one year and the remainder vesting ratably each month over the following 36 months.

On May 16, 2025, the independent members of the Board, based on a recommendation from the Compensation Committee and the Governance and Nominating Committee, approved a modification to the Company’s non-employee director compensation program. This recommendation followed a review of peer company practices provided by Compensia. Specifically, the Board approved the elimination of this initial stock option award provided to new non-employee directors upon joining the Board, with the change to take effect as of the current Annual Meeting.
Full-Value Stock Awards
New non-employee directors who first join the Board by appointment prior to an annual meeting receive upon appointment a full-value stock award having a fair market value up to $210,000 prorated to reflect the period from the time of appointment up until the annual meeting, with such award vesting at the annual meeting. Additionally, each non-employee director, upon first election and each subsequent re-election at an annual meeting, receives a full-value stock award having a fair market value up to $210,000, with such award vesting at the earlier of the next annual meeting or one year from the date of grant.
Our Amended and Restated 2018 Long Term Incentive Plan provides that, in a calendar year, the aggregate value of all compensation paid to or granted to any non-employee member of the Board, including equity awards (valued on the grant date pursuant to FASB ASC Topic 718) and cash compensation, shall not exceed $750,000.
The following table sets forth information regarding the cash and equity-based compensation paid to our non-employee directors for services as members of the Board or any Committee during fiscal year 2025.
Note that throughout this proxy statement, amounts may not compute exactly across individual lines of a table, and such differences are due to rounding to the nearest dollar.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2025

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Total
	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(h)
Alexander M. Davern (4)	$118,786	$209,886	$—	$328,671
Timothy R. Dehne (5)	$33,750	$—	$—	$33,750
Deirdre R. Hanford (6)	$28,286	$—	$—	$28,286
Raghib Hussain (7)	$82,885	$209,886	$—	$292,770
Duy-Loan Le (8)	$105,107	$209,886	$—	$314,993
Catherine P. Lego (9)	$103,000	$209,886	$—	$312,886
William D. Mosley (10)	$48,687	$209,886	$224,968	$483,541
David J. Tupman (11)	$151,000	$209,886	$—	$360,886

(1)    Represents fees earned or paid in cash for services as a director during the fiscal year ended March 29, 2025, including quarterly retainer fees and Committee chair and membership retainer fees.
(2)    On July 26, 2024, upon their re-election (or, first election in the case of Dr. Mosley) as directors at the Company’s 2024 annual meeting of stockholders, directors Davern, Hussain, Le, Lego, Mosley, and Tupman received a full value stock award having a fair market value on the date of grant of approximately $210,000, which will vest at the earlier of one year or the 2025 Annual Meeting. Amounts reported in this column represent the aggregate grant date fair value of the stock awards granted in fiscal year 2025, computed in accordance with FASB ASC Topic 718. See Note 12, Equity Compensation, in our Annual Report on Form 10-K for the fiscal year ended March 29, 2025 for additional detail regarding the assumptions underlying the value of these awards.
(3)    On July 26, 2024, upon his appointment as a director, Dr. Mosley received an option to purchase shares of common stock with an exercise price equal to the closing price of common stock reported on Nasdaq on the date of grant, with 25% vesting after one year and the remainder vesting ratably each month over the following 36 months. The amount in this column represents the aggregate grant date fair value of the options computed in accordance with FASB ASC Topic 718. See Note 12 Equity Compensation, in our Annual Report on Form 10-K for the fiscal year ended March 29, 2025 for additional detail regarding the assumptions underlying the value of these awards.
(4)    At the end of fiscal year 2025, Mr. Davern had no options outstanding and 1,624 RSUs outstanding.
(5)    At the end of fiscal year 2025, Mr. Dehne had no options outstanding and no RSUs outstanding. During fiscal year 2025, Mr. Dehne served as a director only through last year’s annual meeting (July 26, 2024).

(6)    At the end of fiscal year 2025, Ms. Hanford had no options outstanding and no RSUs outstanding. During fiscal year 2025, Ms. Hanford served as a director only through last year’s annual meeting (July 26, 2024).
(7)    At the end of fiscal year 2025, Mr. Hussain had 7,238 options outstanding and 1,624 RSUs outstanding.
(8)    At the end of fiscal year 2025, Ms. Le had 6,134 options outstanding and 1,624 RSUs outstanding.
(9)    At the end of fiscal year 2025, Ms. Lego had 7,657 options outstanding and 1,624 RSUs outstanding.
(10)    At the end of fiscal year 2025, Dr. Mosley had 4,163 options outstanding and 1,624 RSUs outstanding.
(11)    At the end of fiscal year 2025, Dr. Tupman had no options outstanding and 1,624 RSUs outstanding.

PROPOSALS TO BE VOTED ON
Proposal No. 1: Election of Directors
Based upon the recommendation of our Governance and Nominating Committee, the Board nominated each of the seven individuals listed below for election to the Board this year.
Information regarding each of our nominees is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected, or until their earlier resignation or removal. There are no family relationships among the Company’s executive officers, directors, or director nominees.
Vote Required
In the election of directors, the seven persons receiving the highest number of “FOR” votes will be elected.
Director Resignation Policy
Any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes in an uncontested election of directors shall tender to the Board their resignation as a director promptly following the certification of the election results. For purposes of this policy, (i) an “uncontested” election is one in which the Secretary determines that the number of nominees does not exceed the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting, and (ii) abstentions and broker non-votes will not be considered as either “WITHHOLD” votes or “FOR” votes. The Governance and Nominating Committee will consider any resignation tendered under this policy and recommend to the Board whether to accept or reject it and the Board will act on such resignation, taking into account the Governance and Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Governance and Nominating Committee in making its recommendation, and the Board in making its decision, may consider any information it deems appropriate including without limitation any reasons given by stockholders for their “WITHHOLD” votes, the qualifications of the director, and the director’s contributions to the Board and the Company. The Board will promptly disclose publicly its decision to accept or reject such resignation and, if rejected, the reasons for doing so.

Information about Nominees
Ages are as of our Annual Meeting date.
ALEXANDER M. DAVERN
Director since 2015
Mr. Davern, age 58, is currently a member of the Board of Directors of FARO Technologies, Inc., a public company that provides leading-edge measurement solutions and is traded on the Nasdaq exchange. Additionally, he currently serves on the board of Computer Modelling Group Ltd., a global software and consulting company that provides advanced reservoir modelling capabilities to the energy industry and is traded on the Toronto Stock Exchange. In the past five years, Mr. Davern served on the board of National Instruments Corporation (“NI”), an Austin-based public company that supplies measurement and automation products used by engineers and scientists in a wide range of industries, between January 2017 and October 2023 and of ESI-Group, a French Software simulation company listed on the Euronext Exchange, between 2021 and 2023. Mr. Davern worked at NI between February 1994 and May 2020, and during his career there he served in numerous leadership positions, including as Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. Prior to joining NI, Mr. Davern worked both in Europe and in the United States for the international accounting firm of Price Waterhouse, LLP (now PricewaterhouseCoopers LLP). Since 2020, he also has a teaching position at the University of Texas McCombs School of Business. Mr. Davern received his bachelor’s degree in Commerce and a diploma in professional accounting from University College in Dublin, Ireland.

The Governance and Nominating Committee believes that Mr. Davern is well qualified to be on the Board based on his extensive leadership experience in all aspects of managing a high technology company in Austin, Texas. In addition, Mr. Davern has extensive international finance experience within the technology industry. The Governance and Nominating Committee further believes that his experiences, along with his financial expertise, his familiarity with acquisitions and integrations, and his international tax experience make him well qualified to provide valuable insights to the Board and to serve a role in the oversight of our financial reporting and accounting practices as Chair of the Audit Committee.

JOHN M. FORSYTH
Director since 2021
Mr. Forsyth, age 51, became the Company’s President and Chief Executive Officer in January 2021. Previously, from January 2020, he held the role of President, and prior to that position, from June 2018, he was the Company’s Chief Strategy Officer. From August 2014, he served as Vice President of Product Marketing. Mr. Forsyth joined the Company in 2014 through the acquisition of Wolfson Microelectronics, where he served as Vice President of Audio Products. Mr. Forsyth currently serves, since November 2023, as a member of the Board of Directors of Lattice Semiconductor Corporation, where he is a member of the Compensation Committee and Nominating and Governance Committee. Lattice Semiconductor is a low power programmable leader in the communications, computing, industrial, automotive, and consumer markets. Mr. Forsyth earned a M.A. (Social Science) degree from the University of Glasgow, Scotland, in 1995.

The Governance and Nominating Committee believes that Mr. Forsyth’s current role as President and CEO of the Company makes him well qualified to be on the Board based on his detailed and unique knowledge of the Company’s operations, opportunities, and challenges. In addition, the Governance and Nominating Committee believes that having Mr. Forsyth serve on the Board helps to bridge the gap between the Board and management, to facilitate the regular flow of information between management and the Board, and to ensure that the Board and management act with a common purpose to execute our strategic initiatives and business plans.

RAGHIB HUSSAIN
Director since 2021
Mr. Hussain, age 54, became the Chief Executive Officer of Altera in May 2025. Altera is currently a subsidiary of Intel Corporation that supplies programmable hardware, software, and development tools. Previously, Mr. Hussain was President of Products and Technologies at Marvell Technology, Inc., a fabless semiconductor supplier from April 2021 to May 2025. In this role, he oversaw Marvell’s businesses and technologies by defining overall strategy, aligning roadmaps, monitoring and prioritizing product development investments, leading innovation, and driving growth through organic and inorganic planning. Mr. Hussain also had oversight of the Office of the Chief Technology Officer, which drove Marvell’s long-term technology vision and strategy transformation efforts. Previously, from July 2018 to April 2021, Mr. Hussain held the title of Chief Strategy Officer and Executive Vice President of Marvell’s Networking and Processors Group. Prior to this role, from 2001–2018, he served as Co-Founder, Chief Technology Officer, and Chief Operating Officer of Cavium, Inc., a semiconductor company that offered a portfolio of infrastructure solutions for compute, security, storage, switching, connectivity, and baseband processing, and which was acquired by Marvell in July 2018. Mr. Hussain earned a B.S. degree in Computer Systems Engineering from NED University in Karachi, Pakistan and an M.S. degree in Computer Engineering from San Jose State University. He holds more than 40 patents in the fields of networking and security.
The Governance and Nominating Committee believes that Mr. Hussain is well qualified to be on the Board based on his extensive leadership skills, background in mergers and acquisitions, and engineering and technology experience in the semiconductor field, including his business experience with corporate culture, human capital management, and driving long-term technology and growth strategies in the communications, security, networking, and computing markets.

DUY-LOAN LE
Director since 2023
Ms. Le, age 63, retired in July 2017 from Texas Instruments Inc. (“TI”) after 35 years. From 2002 until 2017, she held the role of Senior Fellow and previously she held various leadership positions including Advanced Technology Ramp Manager for the Embedded Processing Division and worldwide project manager for the Memory Division. While at TI, Ms. Le led all aspects of execution for advanced technology nodes, design, assembly and test, productization, qualification, release to market, high volume ramp, and quality and reliability assurance. While at TI, she also gained experience opening international offices and developing engineering talent. Ms. Le is currently a member of the board of directors of: (1) Wolfspeed, Inc., a supplier of Silicon Carbide and gallium nitride (GaN) technologies, since 2018, where she serves as a member of its Compensation Committee and Governance and Nominations Committee; (2) Atomera, Inc., a semiconductor materials and technology licensing company, since 2019, where she serves as Chair of its Compensation Committee and as a member of its Nominating and Corporate Governance Committee; and (3) BrainChip Holdings Ltd., a provider of edge AI on-chip processing that is traded on the Australian Securities Exchange, since 2022, where she serves as a member of its Audit & Risk and Remuneration & Nominations Committees. Ms. Le holds a bachelor’s degree in Electrical Engineering from the University of Texas at Austin and a master’s degree in Business Administration from the Bauer College of Business at the University of Houston. She has been awarded 24 patents, has been inducted into the Women in Technology Hall of Fame, and became the first engineer to be inducted into the Asian Hall of Fame. Ms. Le has also received recognition as NACD Directorship 100 and Most Influential Corporate Board Directors.

In the past five years, Ms. Le also served on the board of (1) National Instruments Corporation, an Austin-based company that supplies measurement and automation products, between 2002 and October 2023, where she served as Chair of its Compensation Committee and as a member of its Nomination & Governance Committee, and (2) Ballard Power Systems, a company that delivers fuel cell power, between 2017 and February 2023, where she was a member of its People, Corporate Governance & Compensation Committee.

The Governance and Nominating Committee believes that Ms. Le is well qualified to serve as a director of the Company based on her extensive experience in semiconductors, specifically in chip design, silicon manufacturing technology development, and advanced technology manufacturing; her global business experience, including managing global R&D centers, joint ventures, foundries, and OSAT (Outsourced Semiconductor Assembly and Test) partnerships; and her Board governance experience and knowledge, including her service as a chair of compensation committees and as a member of audit & risk and nomination & governance committees.
CATHERINE P. LEGO
Director since 2020
Ms. Lego, age 68, is the founder of Lego Ventures LLC, a consulting services firm and source of start-up capital for early-stage technology companies, which she operated from 1992 until December 2018. She currently serves as a member of the Board of Directors of Guidewire Software, Inc., an industry platform provider for property and casualty insurers, since September 2019, where she serves as the Audit Committee Chair and is a member of the Nominating and Governance Committee.

In the past five years, Ms. Lego has served on the boards of (1) Lam Research Corporation, a wafer fabrication equipment company, between 2006 and November 2022, where at various times she was Chair of the Compensation Committee, Chair of the Audit Committee, and member of the Nominating and Governance Committee, (2) Cypress Semiconductor Corp., a developer of advanced embedded system solutions, between September 2017 and April 2020, where she served as Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee, and (3) IPG Photonics Corporation, a high-power fiber laser and amplifier company for diverse applications, between July 2016 and May 2021, where she was a member of the Audit Committee and Chair of the Compensation Committee. Previously, Ms. Lego served on several other public company boards, along with other privately-held technology companies. Ms. Lego previously was a partner at two venture capital funds and practiced as a certified public accountant with Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP). Ms. Lego received a B.A. degree in economics and biology from Williams College and a M.S. degree in accounting from the New York University Stern School of Business.

The Governance and Nominating Committee believes that Ms. Lego is well qualified to serve as a director of the Company based on her extensive board-level experience; her substantial risk management, accounting, and finance expertise; her knowledge of the electronics and semiconductor industries; her experience with mergers, acquisitions, and corporate financing; and her Board governance experience and knowledge, including her service as a chair of an audit committee and member of audit, compensation, and nominating and governance committees.
WILLIAM D. MOSLEY
Director since 2024
Dr. Mosley, age 58, has served as the CEO of Seagate Technology Holdings plc (“Seagate”) since October 2017 and as a member of its Board since July 25, 2017. He was previously Seagate’s President and Chief Operating Officer from June 2016 to September 2017. He joined Seagate in 1996 as a Senior Engineer, and during his tenure he has held a variety of posts of increasing responsibility including President Operations and Technology, Executive Vice President Global Sales and Marketing, as well as many R&D leadership roles. Dr. Mosley earned a Ph.D. in Physics from the University of California, Davis focusing on solid state physics.

The Governance and Nominating Committee believes that Dr. Mosley is well qualified to be on the Board based on his broad-based, executive-level experience in managing a high technology company. In addition, Dr. Mosley’s extensive experience involving global operations, technology, research and development, and sales and marketing make him well qualified to provide valuable insights to the Board.

DAVID J. TUPMAN
Director since 2015
Dr. Tupman, age 62, is currently the owner of Details Lab Inc., an advisory firm focusing on scaling organizations for high-growth, technology development and new product introduction. From 2001 to 2011, Dr. Tupman rose from manager to Vice President of hardware engineering at Apple Inc., where he led the hardware engineering and technology teams for multiple mobile devices. Prior to Apple, Dr. Tupman worked at Psion Computers in London, England, from 1995 to 2001 as a hardware-engineering manager, developing a number of personal digital assistant products. From 1988 to 1995, Dr. Tupman was a Principal Design Engineer at Schlumberger in Farnborough, England, where he developed low power, high precision sensors for the gas, fuel and aerospace industries. Dr. Tupman holds a Bachelor’s degree in Electronics Engineering and an honorary doctorate (D.Sc.) from the University of Salford, England. Dr. Tupman is named as an inventor on more than 30 U.S. patents. Dr. Tupman served as a director of Pixelworks, Inc., a company that develops video display processing technology, from April 2014 to May 2025.

The Governance and Nominating Committee believes that Dr. Tupman is well qualified to be on the Board based on his extensive engineering and technology background in the consumer electronics and industrial markets as well as his public company board and corporate governance experience.
The Board recommends a vote “FOR” the election to the Board of each of the foregoing nominees.
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending March 28, 2026. During the fiscal year that ended March 29, 2025, Ernst & Young served as the Company’s independent registered public accounting firm and also provided certain tax services.
The Audit Committee pre-approves and reviews all audit and non-audit services provided by Ernst & Young. In considering the services to be provided by Ernst & Young, the Audit

Committee considers whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young.
For additional information relating to the Audit Committee, see the section of this proxy statement entitled “Report of the Audit Committee of the Board,” as well as the Audit Committee Charter, which is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
A representative of Ernst & Young is expected to attend the Annual Meeting and be available to respond to questions and, if they desire, to make a statement.
The Board recommends a vote “FOR” Proposal No. 2.
If the appointment is not ratified, the Audit Committee retains the discretion to select other auditors for the following fiscal year or to determine that Ernst & Young will continue to serve as the independent auditor. Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2026, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.
Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation
Section 14A of the Securities Exchange Act of 1934 and related rules of the SEC enable our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our CEO, our Chief Financial Officer (“CFO”), and our three other most highly compensated executive officers (collectively, our “Named Executive Officers” or “NEOs”) as disclosed in this proxy statement. This vote is advisory and, therefore, not binding on the Company, the Compensation Committee, or the Board. However, the Board and the Compensation Committee value the opinions of our stockholders and to the extent there is a significant vote against the compensation of the NEOs, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board has determined that it will include this vote in the Company’s proxy materials annually, pending consideration of future stockholder votes on the frequency of this advisory vote on executive compensation.
As described in detail in the section of this proxy statement entitled “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain executive officers, while aligning their interests with those of our stockholders. Under this program, our executive officers are rewarded for the achievement of strategic and operational objectives and the realization of increased stockholder value. Please read the Compensation Discussion and Analysis and the accompanying compensation tables of this proxy statement for additional information about our executive compensation program, including information about the compensation of the NEOs for fiscal year 2025.
By way of this proposal, commonly known as a “Say-on-Pay” proposal, we are asking our stockholders to indicate their support for the compensation of the NEOs as described in this proxy statement. Please note that this vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies, and practices described in this proxy statement.
The stockholders are being asked to approve the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
The Board recommends a vote “FOR” Proposal No. 3.
OTHER MATTERS
The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table contains information regarding the beneficial ownership of common stock as of May 13, 2025, by:
•    The stockholders we know to beneficially own more than 5% of outstanding common stock;
•    Each director and nominee;
•    Each executive officer named in the Summary Compensation Table included in this proxy statement; and
•    All of our directors and executive officers as a group.
Common stock is the only class of voting securities issued by the Company. Unless otherwise indicated in the footnotes, the beneficial owner has sole voting and investment power with respect to the securities beneficially owned, subject only to community property laws, if applicable. In addition, unless otherwise indicated in the footnotes, the beneficial owner’s address is 800 W. 6th Street, Austin, Texas 78701.

Beneficial Owner	Shares Beneficially Owned
5% or Greater Stockholders:	Number	Percent (1)
The Vanguard Group (2)	6,234,795	12.01%
Blackrock, Inc. (3)	4,856,306	9.36%

Directors and Named Executive Officers:
John M. Forsyth, President and Chief Executive Officer and Director (4)	199,454	*
Gregory S. Thomas, Executive Vice President, General Counsel (5)	76,150	*
Carl J. Alberty, Executive Vice President, Mixed Signal Products (6)	74,023	*
Ulf Habermann, Former Interim CFO, Principal Accounting Officer (7)	28,106	*
David J. Tupman, Director (8)	24,294	*
Alexander M. Davern, Director (9)	21,907	*
Justin Dougherty, Executive Vice President, Global Operations (10)	19,059	*
Catherine P. Lego, Director (11)	18,743	*
Raghib Hussain, Director (12)	13,742	*
Duy-Loan Le, Director (13)	5,513
William D. Mosley, Director	—	*
Venk Nathamuni, Former Chief Financial Officer	—	*
Jeff Woolard, Chief Financial Officer	—	*

All current directors and executive officers as a group (16 persons) (14)	608,140	1.16%

* Less than 1% of the outstanding common stock
(1)    Percentage ownership is based on 51,897,835 shares of common stock issued and outstanding on May 13, 2025. Shares of common stock issuable under stock options that are currently exercisable or will become exercisable within 60 days after May 13, 2025, and shares of common stock subject to with Restricted Stock Units (“RSUs”), Market Stock Units (“MSUs”), and Performance Stock Units (“PSUs”) that will vest and be issued within 60 days after May 13, 2025, are deemed to be outstanding and beneficially owned by the person holding such options, RSUs, MSUs, or PSUs for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed outstanding for the purpose of computing the percentage of any other person. This table does not include options, RSUs, MSUs, or PSUs that vest more than 60 days after May 13, 2025.

(2)    Based on a Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group, 100 Vanguard Blvd.; Malvern, PA 19355, is the beneficial owner of 6,234,795 shares, with sole voting power as to 0 shares, sole dispositive power as to 6,158,706 shares, shared dispositive power as to 76,089 shares, and shared voting power as to 18,483 shares.
(3)    Based on a Schedule 13G filed with the SEC on April 17, 2025, BlackRock, Inc., 50 Hudson Yards; New York, NY 10001, is the beneficial owner of 4,856,306 shares, with sole voting power as to 4,729,009 shares, and sole dispositive power as to 4,856,306 shares.
(4)    Includes 126,925 shares issuable upon exercise of options held by Mr. Forsyth and 72,529 shares held directly.
(5)    Includes 49,843 shares issuable upon exercise of options held by Mr. Thomas and 26,307 shares held directly.
(6)    Includes 30,378 shares issuable upon exercise of options held by Mr. Alberty and 43,645 shares held directly.
(7)    Includes 0 shares issuable upon exercise of options held by Mr. Habermann and 28,106 shares held directly.
(8)    Includes 0 shares issuable upon exercise of options held by Dr. Tupman and 24,294 shares held directly.
(9)    Includes 0 shares issuable upon exercise of options held by Mr. Davern and 21,907 shares held directly.
(10)    Includes 12,725 shares issuable upon exercise of options held by Mr. Dougherty and 6,334 shares held directly.
(11)    Includes 7,657 shares issuable upon exercise of options held by Ms. Lego and 11,086 shares held directly.
(12)    Includes 6,785 shares issuable upon exercise of options held by Mr. Hussain and 6,957 shares held directly.
(13)    Includes 2,938 shares issuable upon exercise of options held by Ms. Le and 2,575 shares held directly.
(14)    Includes options held by all executive officers and directors to purchase an aggregate of 333,429 shares of common stock that are exercisable within 60 days of May 13, 2025.

EXECUTIVE OFFICERS
Set forth below is information regarding the Company’s executive officers as of the Record Date (ages as of Annual Meeting date).
Carl J. Alberty – Executive Vice President, Mixed-Signal Products
Mr. Alberty, age 48, was appointed Executive Vice President, Mixed-Signal Products in December 2024. Prior to that position, since March 2019, he was Vice President of Mixed-Signal Products. Mr. Alberty joined the Company in 1999 in an engineering role supporting audio products and has worked in various audio product marketing leadership roles, leading up to his most recent positions.
Jeffrey W. Baumgartner – Executive Vice President, Research and Development
Mr. Baumgartner, age 51, was appointed Executive Vice President, Research and Development in December 2024. Prior to that position, since October 2018, he was Vice President of Research and Development. Mr. Baumgartner joined the Company in 1998 as a design engineer, and in 2006, he began his career in engineering management.
Andrew Brannan – Executive Vice President, Worldwide Sales
Mr. Brannan, age 58, was appointed Executive Vice President, Worldwide Sales in December 2024. Prior to that position, from August 2014, he was Vice President of Worldwide Sales. Mr. Brannan joined Cirrus Logic in 2014 through the acquisition of Wolfson Microelectronics plc (“Wolfson”), where he served as Chief Commercial Officer.
Justin Dougherty – Executive Vice President, Global Operations
Mr. Dougherty, age 49, was appointed Executive Vice President, Global Operations in December 2024. Prior to that position, since November 2022, he was Senior Vice President, Global Operations. Prior to that position, since June 2019, he was Vice President, Engineering Operations. Mr. Dougherty joined the Company in 2013 in the role of Senior Manager of Product and Test Engineering.
John M. Forsyth – President and Chief Executive Officer, and Director Nominee
Mr. Forsyth, age 51, was appointed President and Chief Executive Officer in January 2021. Previously, from January 2020, he held the role of President, and prior to that position, from June 2018, he was the Company’s Chief Strategy Officer. Previously, from August 2014, he served as Vice President of Product Marketing. Mr. Forsyth joined the Company in 2014 through the acquisition of Wolfson, where he served as Vice President of Audio Products.
Denise Grodé – Executive Vice President, Chief Human Resources Officer
Ms. Grodé, age 51, was appointed Executive Vice President, Chief Human Resources Officer in December 2024. Prior to that position, since March 2022 when she joined the Company, she was Chief Human Resources Officer. Prior to joining the Company, from 2017, Ms. Grodé worked at Centene Corporation in roles including Regional Vice President, Global Talent Management, Employee Experience and Centene University.

Gregory Scott Thomas – Executive Vice President, General Counsel
Mr. Thomas, age 60, was appointed Executive Vice President, General Counsel in December 2024. Prior to that position, since December 2023, he was Senior Vice President, General Counsel. Previously, from November 2017, he was Senior Vice President, General Counsel,
Corporate Secretary, and prior to that position, from December 2003, he was Vice President, General Counsel, Corporate Secretary. He joined the Company in December 2000 as Vice President and Associate General Counsel, Intellectual Property.
Jeff Woolard – Chief Financial Officer
Mr. Woolard, age 55, was appointed Chief Financial Officer in February 2025, when he joined the Company. Prior to that position, since September 2023, he served as CFO of Velocity Global, L.L.C., a private company that provides a global workforce platform and related services. Previously, from December 2021, Mr. Woolard served as CFO for Solidigm, a private company that provides flash memory solutions. Prior to that, from May 2020, Mr. Woolard worked at Intel Corporation, a public semiconductor company, as CFO Manufacturing and Technology and from March 2012 as CFO Intel Capital, Emerging Growth Incubation. From 2019-2022, Mr. Woolard served as a board member for McAfee Corp., a computer security software company.

COMPENSATION DISCUSSION AND ANALYSIS

I. Purpose
The purpose of this Compensation Discussion and Analysis is to explain the Compensation and Human Resources Committee’s (the “Compensation Committee”) philosophy for determining the compensation program for our Chief Executive Officer (“CEO”) during the fiscal year, each individual who served as our Chief Financial Officer (“CFO”), and the three other most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”) for fiscal year 2025 and to discuss why and how the fiscal year 2025 compensation decisions for these executive officers were reached. As used in this Compensation Discussion and Analysis, all references to the 2025 fiscal year are applicable to the time period that began on March 31, 2024 and ended on March 29, 2025. Following this discussion are tables that include compensation information for the NEOs, the CEO pay ratio analysis, and a pay versus performance analysis. This Compensation Discussion and Analysis contains descriptions of various employee compensation and benefit plans. These descriptions are qualified in their entirety by reference to the full text of the plans that are filed as exhibits to the Company’s Annual Report on Form 10-K for fiscal year 2025.
The NEOs for fiscal year 2025 were as follows:
•    John M. Forsyth, President and Chief Executive Officer;
•    Jeff Woolard, Chief Financial Officer;1
•    Ulf Habermann, Former Interim Chief Financial Officer; Principal Accounting Officer, Treasurer, and Senior Vice President of Finance;2
•    Venk Nathamuni, Former Chief Financial Officer;3
•    Gregory S. Thomas, Executive Vice President, General Counsel;
•    Carl J. Alberty, Executive Vice President, Mixed-Signal Products; and
•    Justin Dougherty, Executive Vice President, Global Operations.
The Compensation Committee reviews and approves base salaries and other matters relating to executive compensation and administers the Company’s equity incentive plans, including reviewing and granting equity incentive awards to our executive officers and other employees and reviewing and approving policies and procedures for granting awards under these plans.
II. Executive Summary
Listed below are select business highlights for, and significant actions taken by the Compensation Committee in, fiscal year 2025. Additional details are described in the discussion and analysis that follows.
Business Highlights
•Financials. We reported revenue of $1.90 billion for fiscal year 2025, an increase of six percent year-over-year. Our GAAP operating profit was 21.6 percent (a year-over-year increase of about 12.7 percent), and we delivered record GAAP earnings per share of $6.00. Our cash and investment balance at the end of fiscal year 2025 was $834.8 million, up from $699.9 million the prior fiscal year, as we generated strong cash flow from operations, while also returning $261.0 million of cash to stockholders in the form of stock buybacks. In fiscal year 2025, we repurchased 2.3 million shares at an average price of $112.33 per share.
1 Mr. Woolard was appointed as our CFO effective February 24, 2025, a little more than one month prior to the end of fiscal year 2025.
2 Mr. Habermann was appointed as our Interim CFO effective May 24, 2024, and served in that role through February 24, 2025, the date Mr. Woolard became CFO. Following that transition, Mr. Habermann now serves as our Principal Accounting Officer, Treasurer, and Senior Vice President of Finance.
3 During fiscal year 2025, Mr. Nathamuni served as our CFO for approximately two months. He resigned from the Company on May 24, 2024, at which point Mr. Habermann was appointed as Interim CFO.

•Company Strategy. In the past fiscal year, we remained committed to a three-pronged strategy: first, maintaining leadership in our core smartphone audio business; second, expanding in areas of high-performance mixed-signal (“HPMS”) functionality in smartphones; and third, leveraging both our audio and HPMS capabilities to drive penetration of new markets.
Executive Compensation Highlights
•Base Salaries. Fiscal year 2025 base salaries for our NEOs were set as part of the fiscal year 2024 review of executive compensation discussed in our proxy statement of last year, except for the base salaries of Mr. Woolard and Mr. Habermann. Mr. Habermann’s base salary was adjusted separately in connection with his appointment as Interim CFO and his transition from Interim CFO to his current role upon the start date of Mr. Woolard as CFO. Mr. Woolard’s compensation was set separately as part of a new-hire compensation analysis. Effective fiscal year 2026, as a result of a compensation analysis performed in the fourth quarter of fiscal year 2025, the Compensation Committee raised annual base salaries of our NEOs (except for Mr. Woolard and Mr. Habermann) by 3% based on factors discussed herein, including typical annual market adjustments.
•Equity Grants. Based on its fourth-quarter compensation analysis, the Compensation Committee approved grants of (1) restricted stock units (“RSUs”), (2) performance-based restricted stock units now referred to as Market Stock Units (“MSUs”), and (3) new performance-based restricted stock units termed Performance Stock Units (“PSUs”) to our NEOs. Mr. Woolard’s equity grants were approved separately, as part of a new-hire compensation analysis. Unlike in prior years, the Compensation Committee did not authorize the grant of any stock options to executives in fiscal year 2025.
•MSU Performance. Based on the Company’s three-year stock price performance for the performance period ending in fiscal year 2025, MSUs granted in fiscal year 2022 had a payout percentage of 167%.
•Cash Bonuses. In fiscal year 2025, our financial performance resulted in semiannual Incentive Plan Pay-Out Percentages (as defined below in the section of this Compensation Discussion and Analysis entitled “Executive Compensation Review for Fiscal Year 2025 – Cash Bonuses”) of 139% and 124%.
We are committed to paying our NEOs based on Company and individual performance. A significant portion of each NEO’s target total direct compensation is based on the achievement of short-term and long-term corporate goals and objectives.
The Compensation Committee believes that the compensation paid to our NEOs as described in this proxy statement reflects, and is fully supported by, the Company’s performance over the relevant time periods. Our one-year revenue growth was around the 68th percentile of our compensation peer group (whose constituents are identified below in the section of this Compensation Discussion and Analysis entitled “The Information We Use for Comparisons”), and our operating income and net income for the four quarters preceding our compensation data-

gathering efforts placed us at around the 78th and 85th percentiles, respectively, of our compensation peer group.
III. Advisory Vote on Named Executive Officer Compensation and Last Year’s Result
We conduct our stockholder advisory vote on named executive officer compensation on an annual basis. While this vote is not binding on the Company, the Board, or the Compensation Committee, it gives our stockholders an annual opportunity to vote on the compensation of our NEOs as a means to express their views regarding our executive compensation philosophy, our compensation policies and practices, and our decisions regarding executive compensation, all as disclosed in our proxy statement. The Board and the Compensation Committee value the opinions of our stockholders and, to the extent that there is any significant vote against the compensation of our NEOs as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
At our 2024 annual meeting of stockholders, 95% of the votes cast on our advisory proposal on named executive officer compensation were in favor of our NEOs’ compensation as disclosed in our proxy statement, and as a result, our NEOs’ compensation was approved. The Compensation Committee reviewed the final vote results and determined that, given the significant level of support, no specific changes to our executive compensation philosophy or general policies and practices were necessary.
For more information on our fiscal year 2025 stockholder advisory vote, see “Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation” within this proxy statement.
IV. Our General Philosophy and Overall Compensation Framework
We provide our NEOs with compensation opportunities that are based on their individual performance, the financial performance of the Company, their contribution to the financial performance of the Company, and the Company’s total shareholder return relative to certain other semiconductor companies through a mix of the following compensation elements:
•base salary;
•semiannual cash bonus awards; and
•equity compensation including RSUs, MSUs, and PSUs.
These opportunities are designed to attract and retain highly skilled individuals and to align their incentives with the long-term interests of our stockholders.
We are engaged in a very competitive industry, and the Company’s success depends on our ability to attract and retain qualified executives through the competitive compensation packages we offer. We believe that the amounts payable under the compensation program for our NEOs should reflect the Company’s performance and the value created for our stockholders. In addition, we believe the compensation program should balance the short-term and long-term strategic goals and objectives of the Company, as informed by the Board’s involvement in the setting of business strategy, and reward individual contributions to the Company’s success.

The following summarizes some key governance characteristics related to the executive compensation program in which our NEOs participate:

What We Do / Have	What We Don’t Do / Don’t Have
Maintain an independent Compensation Committee	No guaranteed bonuses
Utilize an independent compensation consultant hired by and reporting to the Compensation Committee to annually review compensation and performance alignment	No significant perquisites to our executive officers. Other than an annual physical examination reimbursement, our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time employees
Substantial percentage of target annual total direct compensation, including compensation associated with performance-based equity awards, is at risk and tied to financial performance or performance of our stock price	No hedging, pledging, short sales, or transactions in derivatives of Company stock
Conduct an annual compensation risk assessment	No incentive compensation plans or arrangements that encourage excessive risk taking
Review the risks associated with our executive officer positions to ensure adequate succession plans are in place	No granting of discounted stock options
Annual equity awards granted to our NEOs are earned and/or vest over multi-year periods, consistent with current market practice and our retention objectives	No separate, executive retirement plans
The mix of base salary, target annual cash bonus opportunity and annual equity awards appropriately balances the shorter-term and longer-term aspects of each NEO’s responsibilities and performance, without undue emphasis on any single element of compensation	No automatic acceleration of equity awards upon retirement
Conduct an annual “say-on-pay” stockholder advisory vote	No repricing or exchange of underwater stock options without stockholder approval
Annually structure our compensation peer group with Compensation Committee review and approval	No excise tax reimbursements or “gross ups” in connection with change in control payments
Maintain stock ownership guidelines for directors and executive officers	No “single-trigger” equity award vesting upon a change in control
Maintain a clawback policy to reclaim certain awards and incentives compliant with Exchange Act Rule 10D-1 and applicable listing requirements
Require “double-trigger” equity award vesting upon a change in control

A. How We Set Target Total Direct Compensation
The Compensation Committee annually reviews and establishes each NEO’s target total direct compensation package. The Compensation Committee considers a broad range of facts and circumstances in setting executive compensation, including Company performance, individual performance and responsibilities, relative stockholder return, external pay practices of peer companies, the strategic importance of the NEO’s position, the history of pay adjustments, internal pay equity, and the NEO’s time in the position. The weight given to each of these factors by the Compensation Committee is not preestablished and may differ from year to year, and among the individual NEOs.
The Company’s executive compensation program is heavily weighted toward performance-based compensation elements that are considered to be “variable” or “at risk,” because those elements are subject to risk or achievement of short-term and long-term corporate goals and objectives. In setting target total direct compensation for our NEOs, the Compensation Committee seeks to strike a balance between providing compensation that is competitive with the compensation paid to executives of peer companies, while ensuring that a significant percentage of compensation is dependent on the Company’s performance, individual performance, and stock price appreciation. See the section of this Compensation Discussion and Analysis entitled “The Elements Making Up Compensation and Our Target Compensation Levels” for additional information regarding the target total direct compensation packages for our NEOs.
B. Our Use of a Compensation Consultant
To support the Compensation Committee in fulfilling its duties and staying current with executive compensation developments, the Compensation Committee retained an external compensation consultant to assist with its design and evaluation of compensation for our CEO, other executive officers, and non-employee directors for fiscal year 2025 pursuant to its charter. During fiscal year 2025, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, to provide executive and director compensation consulting services.
At the direction of the Compensation Committee, in fiscal year 2025 Compensia conducted a comprehensive evaluation of the compensation of our NEOs and other executives, including separate analyses related to the hiring of our new CFO, Mr. Woolard, as well as the compensation considerations associated with Mr. Habermann’s transition into and out of the Interim CFO role. In November 2024, Compensia reviewed and recommended changes to our compensation peer group, which is used to analyze the competitive market for executive and director compensation.
As required by the Nasdaq listing standards, the Compensation Committee performed an independence assessment of Compensia for fiscal year 2025. The Compensation Committee determined that Compensia should be considered independent based on the following factors:
•Compensia provided no services to the Company other than its work for the Compensation Committee;

•The fees paid to Compensia by the Company for fiscal year 2025 were less than 1% of Compensia’s revenues for that year;
•Compensia maintains and has provided to the Company a Conflict of Interest Policy;
•The advisers from Compensia who provided services to the Company have no business or personal relationship with any members of the Compensation Committee or the Company’s executive officers; and
•Compensia has confirmed that none of the advisers from Compensia who provided services to the Company own any shares of our common stock.
Accordingly, the Compensation Committee determined that the services provided by Compensia to the Compensation Committee for fiscal year 2025 did not give rise to any conflicts of interest.
C. The Information We Use for Comparisons
1. Our Compensation Peer Group
The Compensation Committee develops an understanding of the competitive market with respect to executive compensation levels and related policies and practices against those of a compensation peer group. Our compensation peer group generally consists of public companies listed on U.S. stock exchanges in the semiconductor industry that are most comparable in size (approximately $600 million – $5.5 billion in revenue and approximately $1.3 billion – $25.8 billion in market capitalization), as compared to our approximate $1.8 billion in revenue and $6.4 billion in market capitalization as of November 2024, and also share other common characteristics with the Company, including location and similarity of business model and product lines. In determining the composition of our compensation peer group annually, the Compensation Committee considers the ability to achieve year-over-year consistency and position-specific executive-compensation comparisons. The Compensation Committee also considers whether a proposed peer was historically in the Company’s compensation peer group to maintain additional consistency. Another factor the Compensation Committee considers is the likelihood that the Company might compete for executive talent with the companies selected for the compensation peer group. For example, due in part to the Company’s specialized field, the targeted talent pool of skilled leadership is narrow, and as such, the Compensation Committee expects to continue to revisit and revise the compensation peer group on an annual basis to ensure the Company remains competitive in its continuing recruitment and retention efforts.
In November 2024, based on these criteria and under the direction of the Compensation Committee, Compensia reviewed the then-existing compensation peer group and made recommendations regarding potential additions and removals. Specifically, Compensia recommended that SunPower Corporation be removed in view of its acquisition. After review, the Compensation Committee approved that recommendation, and the following group of 18 companies was approved as the compensation peer group:

Compensation peer group as of November 2024
Allegro Microsystems, Inc.	Monolithic Power Systems, Inc.
Diodes Incorporated	Penguin Solutions, Inc.[4]
Entegris, Inc.	Power Integrations, Inc.
First Solar, Inc.	Qorvo, Inc.
FormFactor, Inc.	Semtech Corp.
Knowles Corporation	Silicon Laboratories, Inc.
Lattice Semiconductor Corporation	Skyworks Solutions, Inc.
MACOM Technology Solutions Holdings, Inc.	Synaptics Incorporated
MaxLinear, Inc.	Wolfspeed, Inc.
2. Benchmark Data from Our Compensation Peer Group
Our Compensation Committee reviews executive compensation on an annual basis. To aid that review, Compensia presents an analysis of the Company’s executive compensation program, which is based on (a) publicly available proxy data gathered from our compensation peer group (the “Proxy Compensation Data”), the selection of which is discussed above, and (b) market data obtained from the Radford Global Technology Survey specific to the companies in our peer group who participated in such survey (the “Survey Compensation Data”).
In January 2025, Compensia performed its annual executive compensation review and developed comparison compensation data for our executives (“Compensation Market Data”). With respect to the CEO and CFO roles, the Compensation Market Data consisted solely of data derived from the Proxy Compensation Data because data associated with those roles is publicly available from each compensation peer group company. For Mr. Alberty, the Compensation Market Data consisted solely of Survey Compensation Data because data matching his position was not available from the compensation peer group. For Mr. Thomas and Mr. Dougherty, a blend of Survey Compensation Data and Proxy Compensation Data was used, reflecting that while some matching data was available from the compensation peer group, the additional consideration of Survey Compensation Data would result in a more reliable dataset. We note that the extent to which Survey Compensation Data is used, and the degree of variability within such data, can correspondingly impact the variability and reliability of comparison percentile ranges presented herein.
D. The Role of Our Executive Officers in Establishing Compensation
Our Human Resources and Legal departments support the Compensation Committee’s work related to our compensation program. This support consists of assistance with providing data, proposals of potential ranges of various components of compensation for our NEOs, and information regarding the Company’s Amended and Restated 2018 Long Term Incentive Plan. Regular meetings of the Compensation Committee are generally attended by our CEO, CFO, Chief Human Resources Officer, and our General Counsel. Because the Company’s executive officers report to our CEO, the Compensation Committee requests input and recommendations
4 Effective October 15, 2024, SMART Global Holdings rebranded and began trading as Penguin Solutions, Inc.

from him regarding executive compensation (other than his own compensation). The Compensation Committee considers and sets the compensation of our CEO when no members of management are present. In addition, members of management are not present while their specific compensation is being discussed and determined.
E. The Elements Making Up Compensation and Our Target Compensation Levels
Each NEO’s compensation package comprises the following elements: (i) base salary to attract and retain executives by offering fixed compensation that reflects individual performance and is competitive with market opportunities, (ii) variable semiannual cash bonus awards tied to the Company’s achievement of specific performance objectives, (iii) variable long-term incentives in the form of equity awards (RSUs) designed to strengthen the mutuality of interests between the NEOs and our stockholders, (iv) additional variable long-term equity incentives explicitly tied to certain Company performance-based criteria (MSUs and PSUs), (v) fixed benefits that promote health and wellness and that are generally available to the Company’s employees and their families, including a 401(k) (or other retirement plan) and medical, vision, and dental plans, and (vi) post-employment compensation (see the sections of this proxy statement entitled “Post-Employment Compensation” and “Potential Payments upon Termination or Change of Control”).
In general, the Compensation Committee has attempted to establish a strong relationship between total cash compensation, the Company’s performance, and individual executive performance by typically setting base salaries with reference to the 50th percentile level of the applicable Compensation Market Data and by providing additional incentive opportunities that typically place the target total cash compensation opportunity (base salary plus target annual cash incentive compensation) also within the 50th percentile range, with the potential for adjustment above or below such ranges depending on levels of performance and the other factors described herein. We also aim to maintain internal pay equity and set the semiannual target cash bonus opportunity (discussed in more detail below) for each NEO other than our CEO at the same level.
The Compensation Committee also provides equity awards so that an executive officer’s target total direct compensation opportunity is set with reference to the 50th percentile level of the applicable Compensation Market Data.
Market-related percentiles are intended only as guidelines for evaluating and establishing each executive officer’s target total direct compensation opportunity and are not applied on a rigid or formulaic basis. Sometimes, depending on the totality of the circumstances for particular executive officers, and as determined by the Compensation Committee, compensation levels may fall above or below the referenced percentile ranges. Other factors such as an executive officer’s additional responsibilities, prior work experience, and the number of years of experience with the Company may lead to certain executive officers having target total direct compensation opportunities above the 50th percentile of the applicable Compensation Market Data.

V. Executive Compensation Review for Fiscal Year 2025
Special Compensation Actions
In connection with his hiring as our new CFO during fiscal year 2025, the Compensation Committee in December 2024 approved the following new-hire compensation package for Mr. Woolard, which was reflected in his offer letter:
•a base salary of $475,000;
•a semiannual target cash bonus opportunity of 37.5% of Mr. Woolard’s annual base salary, pro-rated as appropriate to reflect his start date, pursuant to the cash bonus plan discussed below in the section entitled “Cash Bonuses”;
•a hiring bonus of $200,000 subject to pro-rated repayment if Mr. Woolard voluntarily resigns, takes a personal leave exceeding three months, or is terminated (other than in a reduction in force) within 24 months of his hire date, and
•new-hire equity awards discussed below in the section entitled “Equity Awards and Comparisons to Compensation Market Data.”
The Compensation Committee during fiscal year 2025 also separately approved compensation changes with respect to Mr. Habermann in conjunction with his transitions into the role of Interim CFO (which occurred in May 2024), and from Interim CFO to his current role upon the start date of Mr. Woolard (in February 2025).
These separate analyses were conducted by the Compensation Committee, taking into account competitive market data specific to the roles of CFO and Interim CFO, as applicable, as well as the Company’s retention objectives, particularly in view of competition for technology-company executives. For example, the Compensation Committee determined to award the hiring bonus and new-hire equity awards for Mr. Woolard to induce his commencement of employment with us. These new-hire bonuses and awards for Mr. Woolard were offered as one-time incentives, and next year he will be subject to the same annual compensation review process as our other executives.
Annual Executive Compensation Review (January-March 2025)
Our annual executive compensation review and associated equity award grants occur in the fourth quarter of our fiscal year, which we believe allows the Compensation Committee to determine its compensation decisions in view of our anticipated full fiscal year performance and to better align with the market conditions underlying our peers’ disclosures. See the section of this proxy statement entitled “Responsible Equity Grant Practices.”
In January 2025, the Compensation Committee performed its annual review of our executive officers’ compensation at a regularly scheduled meeting. As part of its annual review, the Compensation Committee reviewed the Company’s performance as compared to the compensation peer group and considered any changes to an NEO’s base salary or target amounts for their semiannual cash bonus awards. The Compensation Committee further considered any annual equity awards for our executive officers, and in February 2025, the Compensation Committee approved equity awards for our NEOs, which were granted that same month, after markets closed on the second business day following the Company’s announcement of its third-

quarter earnings. In March 2025, the Compensation Committee approved cash-based compensation adjustments for our NEOs for fiscal year 2026.
Ultimately, any decision to adjust compensation was made in the discretion of the Compensation Committee in view of the numerous factors and circumstances discussed in this proxy statement.
A. Base Salaries
In setting base salaries, the Compensation Committee reviews the Compensation Market Data, the recommendations of our CEO for base salaries other than his own, and each NEO’s individual performance for the year, as well as the other factors discussed above in the section entitled “How We Set Target Total Direct Compensation.”
Our NEOs’ base salaries for fiscal year 2025 are set forth in the table below. These base salaries were set as part of the fiscal year 2024 review of executive compensation discussed in our proxy statement of last year, except for the base salaries of Mr. Habermann and Mr. Woolard, which were set separately, as noted above, in conjunction with Mr. Habermann’s transition into the role of Interim CFO and Mr. Woolard’s hiring as CFO.
The figures in the column “Percentile Range” are relative to the applicable Compensation Market Data developed by Compensia for its fiscal year 2024 review (its January 2024 analysis); an “n/a” in this column reflects that the associated salary was not set during that review.

Named Executive Officer	FY25 Base Salary	Percentile Range
John M. Forsyth, President and Chief Executive Officer	$695,000	below the 25th percentile
Jeff Woolard, Chief Financial Officer	$475,000	n/a
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$431,047	n/a
Venk Nathamuni, Former Chief Financial Officer	$489,000	between the 50th and 75th percentiles
Gregory S. Thomas, Executive Vice President, General Counsel	$471,000	above the 75th percentile
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$457,000	above the 75th percentile
Justin Dougherty, Executive Vice President, Global Operations	$457,000	above the 75th percentile
As noted in our proxy statement of last year, our CEO’s fiscal year 2025 base salary adjustment took into account Mr. Forsyth’s earlier (in fiscal year 2024), voluntary 10% base-salary reduction. While his 6.1% base-salary increase for fiscal year 2025 was at the higher end relative to our other NEOs listed in last year’s proxy statement, his fiscal year 2025 base salary was lower than his initial fiscal year 2024 base salary.

In March 2025, the Compensation Committee took the following actions with respect to the base salaries noted above, effective as of fiscal year 2026. The figures in the column, “Percentile Range,” shown in the table below, are relative to the applicable Compensation Market Data developed by Compensia for its fiscal year 2025 review (its January 2025 analysis); an “n/a” in this column reflects that the associated salary was not set during that review.

Named Executive Officer	Action Taken	FY26 Base Salary	Percentile Range
John M. Forsyth, President and Chief Executive Officer	3.0% increase	$715,850	below the 25th percentile
Jeff Woolard, Chief Financial Officer	None	$475,000	n/a
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	separate reduction	$375,000	n/a
Gregory S. Thomas, Executive Vice President, General Counsel	3.0% increase	$485,130	between the 50th and 75th percentiles
Carl J. Alberty, Executive Vice President, Mixed Signal Products	3.0% increase	$470,710	between the 50th and 75th percentiles
Justin Dougherty, Executive Vice President, Global Operations	3.0% increase	$470,710	about the 75th percentile
These actions were taken in view of the Company’s performance over the prior 12 months, each individual executive officer’s performance, past salary adjustments, typical annual market adjustments, and the objective of setting the target total cash compensation opportunity (including base salary and target annual cash bonus payments discussed below) with reference to the 50th percentile of the applicable Compensation Market Data.
No action was taken with respect to Mr. Woolard’s base salary since the Compensation Committee had recently set it in conjunction with its separate new-hire compensation analysis. Mr. Habermann’s base salary for fiscal year 2026 was also adjusted separately (in February 2025) by the Compensation Committee in connection with, and effective as of, his transition out of the role of Interim CFO.
B. Cash Bonuses
In fiscal year 2025, our NEOs participated in our 2007 Management and Key Individual Contributor Incentive Plan (the “Incentive Plan”), which bases payments on our fiscal year financial performance and provides for semiannual cash bonuses. The Compensation Committee believes that a semiannual cash bonus program, by providing more frequent payouts tied to the Company’s performance, offers timely recognition and reinforces consistent progress toward financial and strategic objectives for building stockholder value.
The Incentive Plan is designed to provide employees who are in management or leadership positions in the Company, or who are key individual contributors whose efforts potentially have a material impact on the Company’s performance, with incentives to enhance the Company’s performance through the achievement of pre-established financial goals.
Each semiannual cash bonus is calculated as the product of three components: (1) an individual’s annual base salary (as measured at the end of the applicable semiannual performance period), (2) an individual’s semiannual target cash bonus opportunity (expressed as a percentage of base salary), and (3) an “Incentive Plan Pay-Out Percentage,” which is a multiplier reflecting whether, and the extent to which, the Company has met or exceeded performance levels concerning Operating Profit Margin (as defined below) and revenue growth for the applicable semiannual performance period:
Semiannual Cash Bonus = Annual Base Salary × Semiannual Target Cash Bonus Opportunity × Incentive Plan Pay-Out Percentage
Prior to the commencement of each semiannual performance period of fiscal year 2025, the Compensation Committee selected the formula and performance levels under which the Incentive Plan Pay-Out Percentage was determined.
1. Incentive Plan Pay-Out Percentage
The “Operating Profit Margin” used in the Incentive Plan Pay-Out Percentage for fiscal year 2025 is defined in the Incentive Plan as the Company’s consolidated GAAP operating income excluding (a) stock compensation expense and (b) any non-recurring items such as gains on sales of assets not otherwise included in revenue, losses on sales of assets, restructuring charges, merger-related costs including amortization or impairments of acquisition-related intangible assets, asset write-offs, write-downs, and impairment charges, and such other items as the Compensation Committee may determine in its sole discretion.
Operating Profit Margin is intended to be equivalent to the Company’s non-GAAP operating profit, and the Company believes that basing profit-related bonus calculations on the Company’s publicly reported non-GAAP operating profit simplifies internal and external messaging and allows our executive officers to more easily gauge progress against Incentive Plan thresholds and targets throughout the year.
For a given semiannual performance period, the Incentive Plan Pay-Out Percentage may range anywhere between 0–250% depending on the Company’s specific Operating Profit Margin and revenue growth.
The Incentive Plan Pay-Out Percentage for each semiannual performance period is calculated as the product of an operating profit payout and a revenue growth multiplier.
Incentive Plan Pay-Out Percentage = Operating Profit Payout × Revenue Growth Multiplier
For both semiannual periods of fiscal year 2025, the Compensation Committee determined that the operating profit payout would be determined according to the same methodology as the prior fiscal year because such methodology would provide appropriate performance incentives:

As shown, the operating profit payout is 0% if the Operating Profit Margin is less than 10%. The operating profit payout is 25% when the Operating Profit Margin is 10%. The operating profit payout increases linearly from 25–100% as the Operating Profit Margin increases from 10–26%. Finally, the operating profit payout increases linearly from 100–200% as the Operating Profit Margin increases from 26–35% and follows the same slope for Operating Profit Margin values greater than 35%.
For both semiannual periods of fiscal year 2025, the Compensation Committee determined that the revenue growth multiplier would be determined according to the same methodology as the prior fiscal year because such methodology would provide appropriate performance incentives:

As shown, the revenue growth multiplier is 100% for revenue growth of 10% or lower. The revenue growth multiplier then increases linearly from 100–200% as revenue growth increases from 10–20% and follows the same slope for revenue growth values greater than 20%.
With reference to the two curves above, the Compensation Committee set a threshold level corresponding to an Operating Profit Margin of 10%. If that performance level was not met, the operating profit payout would be 0% and hence, regardless of the revenue growth multiplier, the corresponding Incentive Plan Pay-Out Percentage would also be 0%, and no semiannual cash bonuses would be paid. The Compensation Committee set a target level corresponding to an Operating Profit Margin of 26%. At that level, if revenue growth was 10% or less, the operating profit payout and revenue growth multipliers would each be 100%, and the corresponding Incentive Plan Pay-Out Percentage would also be 100%.
Some combinations of Operating Profit Margin and revenue growth would result in Incentive Plan Pay-Out Percentages higher than 100%, which would yield cash bonus payments above target levels. The Incentive Plan, however, provides that semiannual cash bonuses may not exceed 250% of a participant’s target cash bonus opportunity for any applicable semiannual performance period (i.e., the Incentive Plan Pay-Out Percentage cannot exceed 250%). Further, the semiannual cash bonuses were subject to a cap of 12% of the Company’s non-GAAP operating profit on total payments under the Company’s variable compensation plans. The Compensation Committee instituted a payment cap because it determined that the proposed targets and thresholds under the Incentive Plan created a risk that a large percentage of the Company’s operating profit for a semiannual performance period could be paid out as bonuses. The Compensation Committee set the cap at 12% based on its desire to provide a reasonable payout for achieving the Company’s performance target levels while maintaining a reasonable cap on payments under all of the Company’s variable compensation plans.
The performance measures reflected in the Incentive Plan are designed to balance short-term and long-term financial and strategic objectives for building stockholder value and are further based on a review of the operating results of peer companies and competitors, including the performance of the compensation peer group. As designed, the Operating Profit Margin and revenue growth target levels were intended by the Compensation Committee to be based on the Company’s long-term strategic plan, not the Company’s annual operating plan. The Compensation Committee periodically sets and reviews these target levels with the belief that achieving both would correspond to performance levels necessary to outperform the majority of peer companies and competitors. Additionally, as designed, achieving both target levels during a measurement period leads to participants earning their target cash bonus opportunities. In contrast to how it has set the target levels for the Incentive Plan, the Compensation Committee typically has set the threshold levels for payments based in part on a review of the Company's annual operating plan along with current economic and market conditions.
2. Semiannual Target Cash Bonus Opportunity
For fiscal year 2025, the Compensation Committee maintained the semiannual target cash bonus opportunity for our CEO at 62.5% of his annual base salary. The semiannual target cash bonus opportunity for each of our other NEOs was 37.5% of their annual base salary, which was the same level for non-CEO NEOs as last year. The Compensation Committee determined that such levels continued to be appropriate for fiscal year 2025 because they continued to be competitive with market levels.
3. Target Total Cash Compensation
Target cash bonuses for each semiannual performance period were calculated using the formula discussed above and by assuming an Incentive Plan Pay-Out Percentage of 100%:
Target Semiannual Cash Bonus =
Annual Base Salary (as of the end of the semiannual period) × Semiannual Target Cash Bonus Opportunity × 100%
Target total cash compensation is annual base salary plus both semiannual target cash bonus opportunities:
Target Total Cash Compensation =
Annual Base Salary (as of the end of the fiscal year) + Target First Half Cash Bonus + Target Second Half Cash Bonus
For fiscal year 2025, the target total cash compensation for our NEOs was as follows, where the noted percentile ranges are relative to the applicable Compensation Market Data developed by Compensia for its fiscal year 2024 review (its January 2024 analysis); an “n/a” in this column reflects that the associated compensation was not set during that review.

Named Executive Officer	Base Salary (FY25)	Target First Half FY25 Cash Bonus	Target Second Half FY25 Cash Bonus	FY25 Target Total Cash Compensation	Percentile Range
John M. Forsyth, President and Chief Executive Officer	$695,000	$434,375	$434,375	$1,563,750	between the 25th and 50th percentiles
Jeff Woolard, Chief Financial Officer	$475,000	$178,125	$178,125	$831,250	n/a
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$431,047	$161,643	$161,643	$754,333	n/a
Venk Nathamuni, Former Chief Financial Officer	$489,000	$183,375	$183,375	$855,750	between the 25th and 50th percentiles
Gregory S. Thomas, Executive Vice President, General Counsel	$471,000	$176,625	$176,625	$824,250	above the 75th percentile
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$457,000	$171,375	$171,375	$799,750	above the 75th percentile
Justin Dougherty, Executive Vice President, Global Operations	$457,000	$171,375	$171,375	$799,750	between the 50th and 75th percentiles
Following the Compensation Committee’s fiscal year 2025 annual review of executive compensation, target total cash compensation for our NEOs is as follows, effective fiscal year 2026. The figures in the column, “Percentile Range,” shown in the table below, are relative to the applicable Compensation Market Data developed by Compensia for its fiscal year 2025 review (its January 2025 analysis); an “n/a” in this column reflects that the associated compensation was not set during that review.

Named Executive Officer	Base Salary (FY26)	Target First Half FY26 Cash Bonus	Target Second Half FY26 Cash Bonus	FY26 Target Total Cash Compensation	Percentile Range
John M. Forsyth, President and Chief Executive Officer	$715,850	$447,406	$447,406	$1,610,663	between the 25th and 50th percentiles
Jeff Woolard, Chief Financial Officer	$475,000	$178,125	$178,125	$831,250	n/a
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$375,000	$93,750	$93,750	$562,500	n/a
Gregory S. Thomas, Executive Vice President, General Counsel	$485,130	$181,924	$181,924	$848,978	about the 75th percentile
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$470,710	$176,516	$176,516	$823,743	between the 50th and 75th percentiles
Justin Dougherty, Executive Vice President, Global Operations	$470,710	$176,516	$176,516	$823,743	between the 50th and 75th percentiles
With reference to the table above, Mr. Habermann’s semiannual target cash bonus opportunity was separately adjusted by the Compensation Committee (in February 2025), and made effective in fiscal year 2026, in connection with his transition out of the Interim CFO role—it was reduced from 37.5% to 25%.
4. Actual Cash Bonuses
The actual cash bonuses paid for each semiannual performance period for fiscal year 2025 were based on the Incentive Plan Pay-Out Percentages for each semiannual performance period, calculated as:
Actual Semiannual Cash Bonus = Annual Base Salary (as of the end of the semiannual period) × Semiannual
Target Cash Bonus Opportunity × Incentive Plan Pay-Out Percentage

The table below summarizes the Company’s performance for each semiannual period of fiscal year 2025:

Performance Period	Incentive Plan Pay-Out Percentage	Operating Profit Margin (Non-GAAP)	GAAP Operating Profit Margin	Revenue Growth
First Half Fiscal Year 2025	139%	25%	20%	15%
Second Half Fiscal Year 2025	124%	28%	24%	Negative 1%
For more details concerning each of these semiannual performance periods, see the section of this proxy statement entitled “Annex,” which includes a reconciliation of the Company’s GAAP operating profit margin to the Operating Profit Margin used in the Incentive Plan calculations.
For fiscal year 2025, the total cash compensation5 for our NEOs was as follows:

Named Executive Officer	Base Salary (FY25)	Actual First Half FY25 Cash Bonus	Actual Second Half FY25 Cash Bonus	FY25 Total Cash Compensation
John M. Forsyth, President and Chief Executive Officer	$695,000	$605,742	$538,433	$1,839,174
Jeff Woolard, Chief Financial Officer	$475,000	$—	$41,248	$516,248
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$431,047	$225,413	$200,365	$856,825
Venk Nathamuni, Former Chief Financial Officer	$489,000	$—	$—	$489,000
Gregory S. Thomas, Executive Vice President, General Counsel	$471,000	$246,306	$218,937	$936,243
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$457,000	$238,985	$212,429	$908,414
Justin Dougherty, Executive Vice President, Global Operations	$457,000	$238,985	$212,429	$908,414
In recognition of his service as Interim CFO, Mr. Habermann’s second-half cash cash bonus for fiscal year 2025 was based on his salary and semiannual target cash bonus opportunity from his tenure as Interim CFO, despite his base salary and target cash bonus opportunity being adjusted lower during that performance period. Mr. Woolard received a pro-rated bonus payout for the semiannual performance period corresponding to the second half of fiscal year 2025, reflecting his period of employment during that time. Mr. Nathamuni did not receive a bonus for either semiannual performance period, given his departure from the Company in May 2024.
C. Equity Awards
We provide long-term incentive compensation opportunities in the form of equity awards to motivate and reward our executive officers for their contributions to achieving our business objectives by tying incentives to the performance of our common stock over the long term. Our
5 Since this table reflects base salary rates rather than base salary received, it may not track the base salary figures depicted in the Fiscal Year 2025 Summary Compensation Table.

equity awards include RSUs, MSUs, PSUs, and stock options (granted in previous years). The Compensation Committee reviews and determines relative value weights that can be assigned to each component to achieve a suitable, overall compensation package for our NEOs.
The use of equity awards further reinforces the link between the interests of our NEOs and our stockholders. Generally, equity awards are granted annually by the Compensation Committee to each of our executive officers under our Amended and Restated 2018 Long Term Incentive Plan.
A Note on Terminology
MSUs represent a change in terminology from our prior disclosures. Previously, we referred to performance-based restricted stock units tied to market conditions—specifically, total shareholder return—as PBRSUs. We now refer to these awards as MSUs (“Market Stock Units”) to more clearly reflect their market-based performance criteria.

This change in terminology also helps us to distinguish a new component of our performance-based equity program introduced by the Compensation Committee in fiscal year 2025, which we refer to as PSUs (“Performance Stock Units”). As described in more detail below, PSUs utilize company-specific financial performance metrics and related goals, rather than broader market-based measures.
1. Stock Options and RSUs
Unlike in previous years, the Compensation Committee did not grant stock options to executives in fiscal year 2025. However, stock options remain a component of the overall compensation of our NEOs who continue to hold previously granted stock options that are unvested and/or unexercised. These awards continue to serve their intended purpose of aligning the interests of our NEOs and stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each option award enables the recipient to purchase a specified number of shares of our common stock at a specified price per share (the market price of our common stock on the grant date) over a specified period of time (up to 10 years). Accordingly, the options provide a potential return only if the executive officer remains employed by the Company during the vesting period, and only if the market price of our common stock appreciates over the option term.
Each option previously granted in fiscal year 2023 and 2024 typically becomes exercisable in a series of installments over a specified period—over four years, with one-year “cliff” vesting for 25% of the shares of our common stock underlying the options on each of the following four anniversaries of the grant date—contingent upon the recipient’s continued employment with the Company on each vesting date. Options granted in fiscal year 2022 and earlier would typically become exercisable over four years, with one-year cliff vesting for 25% of the shares of our common stock underlying the options on the first anniversary of the grant date and 1/36 of the remaining option shares vesting on a monthly basis over the following three years—also contingent upon the recipient’s continued employment with the Company on each vesting date.
The Compensation Committee believes that the use of time-vested RSUs with a three-year “cliff” vesting requirement helps further our retention objectives by encouraging our executive officers to remain with the Company and fully execute our long-term strategies, which generally take a number of years to be fully implemented and reflected in our financial performance. Because RSUs are typically granted for a lower number of underlying shares than an equivalent stock option grant, the dilutive impact of our long-term incentive awards as a whole is reduced by using RSUs.
2. Performance-Based Equity Awards
The Compensation Committee believes that the use of performance-based equity further promotes the achievement of our long-term strategic and operational objectives by strengthening the link of our NEOs’ compensation to stockholder value creation. The Compensation Committee regularly reviews its performance-based equity program to ensure its continued effectiveness in driving performance that supports such objectives.
a. Market Stock Units
MSU awards granted to our NEOs for fiscal year 2025 consisted of performance-based restricted stock units subject to a three-year performance period, with “cliff” vesting at the conclusion of that period. The number of shares earned, relative to a target number of shares, is based on the Company’s total shareholder return (“TSR”) measured relative to the TSR of the component companies of the Russell 3000 Index (the “Index”). Thus, the measurement entails determining our ranking among the companies that make up the components of the Index. The TSR determines a payout percentage ranging between 0–200%, which is then multiplied by the target number of MSUs.
To determine the payout percentage, the Company’s TSR for the performance period is compared against that of the companies in the Index to yield a Percentile Measurement (for example, if the Company would rank in the 75th percentile of the performance of companies in the Index during the performance period, our Percentile Measurement would be 75%). The payout percentage is a function of the Percentile Measurement as follows:
•If our Percentile Measurement is less than 25%, the payout percentage is zero;
•Threshold performance: if our Percentile Measurement is 25%, the payout percentage is 25%;
•Target performance: if our Percentile Measurement is 50%, the payout percentage is 100%;
•Maximum performance: if our Percentile Measurement is 75% or higher, the payout percentage is 200%;
•A straight line connects the threshold, target, and maximum performance points; and
•If the Company’s TSR is negative during the performance period, the maximum payout percentage is 100%.
The MSU payout percentage is therefore determined according to the following curve:

MSUs granted prior to February 2024 were governed by the same methodology noted above, except the number of shares earned, relative to the target number of shares, was based on the Company’s TSR measured relative to the TSR of the component companies of the Philadelphia Semiconductor Index, rather than the Russell 3000 Index. The Compensation Committee approved the change in comparison indices for the reasons described in the Compensation Discussion and Analysis section of the Company’s 2024 proxy statement.
b. Performance Stock Units
As noted earlier, PSUs represent a new component of our performance-based equity program introduced by the Compensation Committee in fiscal year 2025. PSU awards granted to our NEOs for fiscal year 2025 consisted of performance-based restricted stock units subject to a three-fiscal-year performance period, with annual vesting based on performance achieved each fiscal year. The number of shares earned is based on the Company’s strategic revenue during fiscal year 2026 and the year-over-year growth of such strategic revenue over fiscal years 2027 and 2028 relative to goals established by the Compensation Committee.
The strategic revenue is intended to represent investments made in growth beyond the Company’s current core business, with a particular emphasis on key target markets such as integrated circuit components for PC devices, automotive, and/or industrial applications. The goal for strategic revenue for fiscal year 2026 is based on the Company’s fiscal year 2026 Annual Operating Plan forecast, and the year-over-year strategic revenue growth goals for fiscal years 2027 and 2028 are derived from the Company’s strategic plan.

Strategic revenue performance is evaluated annually at the end of each fiscal year—2026, 2027, and 2028. At the time of grant, a target number of PSUs is set, representing the total potential award if target performance is met across all three fiscal years. One-third of this target share number serves as a baseline allocation for calculating that year’s performance-based payout. The payout amount for each fiscal year depends on the level of performance achieved, assessed at three levels:
•threshold performance results in a payout equal to 50% of the annual baseline allocation;
•target performance results in a payout equal to 100% of the annual baseline allocation; and
•maximum performance results in a payout equal to 200% of the annual baseline allocation.
For performance levels that fall between these points, payouts are calculated using straight-line interpolation. For a given year, payout is zero shares if threshold performance is not met, and payout cannot exceed 200% of the annual baseline allocation. The PSUs vest (at a level in accordance with these performance criteria) in three tranches, with each vesting event occurring as soon as reasonably practicable following the public reporting of the financial results of each fiscal year of the three-fiscal-year performance period.

With the support of management, the Compensation Committee assessed the level of challenge associated with achieving the strategic revenue goals tied to these new PSUs. The target level was intended to reflect the achievement of key operational objectives through solid execution, while attainment of the maximum level was designed to reward outstanding performance.
c. Performance Outcomes
During fiscal year 2022, on March 2, 2022, MSUs were granted to NEOs Mr. Forsyth, Mr. Thomas, Mr. Alberty, and Mr. Dougherty, among other executives, in connection with the Compensation Committee’s annual review of their compensation. Over the following three-year performance period, the Percentile Measurement for these awards was 67%, which resulted in a payout percentage of 167%. The payout percentages for MSUs granted in conjunction with annual executive equity awards granted in fiscal years 2023, 2024, and 2025 have yet to be determined.
We believe these results comport with the Compensation Committee’s intention of linking MSU payout with a relative level of achievement, based on shareholder return, and particularly our TSR performance during the prior three years as compared to the component companies of the Philadelphia Semiconductor Index (which was the comparison index for the MSU awards vesting in fiscal year 2025).

3. Equity Awards and Comparisons to Compensation Market Data
As discussed above, the Compensation Committee’s long-term incentive compensation philosophy is typically to grant equity awards to our NEOs that position their target total direct compensation approximately at the 50th percentile of the applicable Compensation Market Data, subject to other factors considered by the Compensation Committee. For example, the Compensation Committee also takes into account past increases or decreases in overall compensation and the number, and current unrealized value, of outstanding equity awards, including unvested or unearned, held by each NEO to maintain an appropriate level of equity-based incentive for that individual. The Compensation Committee further considers the Company’s overall performance, current equity burn rate, and dilution in setting the amount of equity available for grant to our NEOs. The size of the equity award granted to each NEO is set by the Compensation Committee at a level that is intended to create a meaningful opportunity tied to overall Company performance and stock price appreciation based upon the individual’s position with the Company, current performance, anticipated future contributions based on that performance, and ability to affect corporate or business unit results. The Compensation Committee looks collectively at all of these factors when making its decisions.
In February 2025, based on Compensia’s analysis of competitive market practices and the other relevant factors summarized above, the Compensation Committee approved monetary award values for (a) RSUs, (b) MSUs, and (c) PSUs, split equally into thirds,6 for our NEOs other than Mr. Woolard. These approved monetary values were converted to a corresponding number of shares and target shares, rounding up to the nearest whole share, using the Company’s closing stock price on the day of grant (for the RSUs and PSUs) or a Monte Carlo calculation (for the MSUs).
For fiscal year 2025, the target total direct compensation (the base salary plus target annual cash bonus plus the grant date fair value of equity awards) for our NEOs was as follows, where the noted percentile ranges are relative to the applicable Compensation Market Data developed by Compensia for its fiscal year 2025 review (its January 2025 analysis); an “n/a” in this column reflects that the associated compensation was not set during that review. An “n/a” is also shown in the percentile column for Mr. Nathamuni, as he did not receive equity awards during fiscal year 2025 due to his departure from the Company.
6 The monetary values for our then-Interim CFO, Mr. Habermann, were allocated 75% to RSUs and 25% to PSUs, reflecting a structure more similar to that of senior non-executive positions.

Named Executive Officer	Base Salary	Target Annual FY25 Cash Bonus	FY25 RSUs	FY25 MSUs	FY25 PSUs	FY25 Target Total Direct Compensation	Percentile Range
John M. Forsyth, President and Chief Executive Officer	$695,000	$868,750	$2,666,736	$2,666,750	$2,666,736	$9,563,972	between the 50th and 75th percentiles
Jeff Woolard, Chief Financial Officer	$475,000	$356,250	$4,000,077	$1,500,070	$—	$6,331,397	n/a
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$431,047	$323,286	$450,007	$—	$150,037	$1,354,377	n/a
Venk Nathamuni, Former Chief Financial Officer	$489,000	$366,750	$—	$—	$—	$855,750	n/a
Gregory S. Thomas, Executive Vice President, General Counsel	$471,000	$353,250	$466,713	$466,668	$466,713	$2,224,344	between the 25th and 50th percentiles
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$457,000	$342,750	$466,713	$466,668	$466,713	$2,199,844	above the 75th percentile
Justin Dougherty, Executive Vice President, Global Operations	$457,000	$342,750	$466,713	$466,668	$466,713	$2,199,844	about the 50th percentile
The Compensation Committee determined that the size of its equity awards for fiscal year 2025 was warranted and appropriate in view of the totality of circumstances, including the Company’s performance over the 12 months prior to Compensia’s compensation analysis and the numerous other factors noted in this proxy statement as being considered by the Compensation Committee.
For example, the Compensation Committee’s actions for fiscal year 2025 resulted in our CEO’s target total direct compensation being positioned between the 50th and 60th percentiles of pertinent Compensation Market Data. The Compensation Committee believes that this year’s slight increase in our CEO’s target total direct compensation percentile, up from about the 50th percentile last year, is appropriate and justified based on his strong individual performance, as well as the Company’s performance over the past 12 months, among the other factors discussed herein such as retention objectives. As noted earlier, the Company’s one-year revenue growth was around the 68th percentile of our compensation peer group, and the Company’s operating income and net income for the four quarters preceding the Compensation Committee’s compensation data-gathering efforts placed the Company at around the 78th and 85th percentiles, respectively, of our compensation peer group.
With internal pay equity remaining a consideration, the Compensation Committee’s decisions resulted in our other NEOs being generally averaging collectively around the 50th percentile.
Mr. Woolard’s equity awards were approved by the Compensation Committee through a separate process, and reflected in his offer letter. In fiscal year 2025, special equity awards in the form of new-hire awards were granted to Mr. Woolard in connection with his joining the Company. Specifically, Mr. Woolard’s new-hire equity awards had an intended grant-date value of $5.5 million, consisting of:
•a one-time, make-whole equity award valued at $2.5 million in RSUs vesting over three years, with 20% vesting at the first anniversary of grant, 40% vesting at the second anniversary, and 40% vesting at the third anniversary, intended to compensate Mr.

Woolard for equity or compensation forfeited upon joining the Company. This equity award is subject to accelerated vesting in the event that Mr. Woolard’s employment is terminated by the Company without Cause other than in connection with a Change of Control (as those terms are defined in the Company’s Executive Severance and Change of Control Plan), conditioned upon Mr. Woolard’s execution and delivery of an effective release of claims against the Company and related parties;
•a one-time, new-hire equity award valued at $1.5 million in RSUs vesting over two years, with 50% vesting at the first anniversary of grant and 50% vesting at the second anniversary; and
•a one-time, new-hire equity award valued at $1.5 million in MSUs, which will “cliff” vest after three years based on the terms and achievement of performance criteria as set forth herein in the subsection entitled “Market Stock Units.”
When determining Mr. Woolard’s new-hire equity awards, the Compensation Committee considered market data specific to the role of Chief Financial Officer as well as the Company’s retention objectives, particularly in view of competition for technology-company executives. The Compensation Committee also determined that the new-hire equity awards for Mr. Woolard were appropriate in order to give Mr. Woolard an equity stake in our Company and thereby align his interests with those of our stockholders.
The following charts utilize the figures presented in the “Fiscal Year 2025 Summary Compensation Table” below to illustrate the primary components of our NEOs’ fiscal year 2025 compensation (excluding values listed in the “All Other Compensation” column), along with the performance-based percentage of that compensation.

CEO Compensation, FY2025

Cash Incentive 12%
MSUs 27%
PSUs 27%
Base Salary 7%
RSUs 27%

CEO Percentage of Performance-Based Compensation, FY2025

Non Performance Based 34%
Performance Based 66%

Named Executive Officer (other than CEO) Compensation, FY2025

Cash Incentive
13%
MSUs
23%
PSUs
11%
Base Salary
11%
RSUs
42%

Named Executive Officer (other than CEO) Percentage of Performance-Based Compensation, FY2025

Non Performance Based 46%
Performance Based 54%

In the charts immediately above, the following were considered performance-based compensation: cash incentive awards, MSUs, and PSUs. The charts above exclude Mr. Nathamuni and Mr. Habermann.
4. Responsible Equity Grant Practices
New-employee equity awards and special stock awards are granted on the first Wednesday of each calendar month (the “Monthly Grant Date”). The purpose of this process is to minimize the administrative burdens that would be created with multiple monthly grant dates and to ensure that all required approvals are obtained on or before the Monthly Grant Date. If the Monthly Grant Date occurs on a Company holiday, or on other days that the Company or Nasdaq is closed for business, the Monthly Grant Date will be the next regularly scheduled business day.
The grant date for our executive officers’ annual equity awards occurs after markets close on the second business day following the Company’s announcement of its third-quarter earnings. There is no program, plan, or practice of timing equity-based incentive compensation awards in coordination with the release of material non-public information, other than to set these annual equity award grant dates to follow the public announcement of periodic financial results.
In addition to addressing potential risks associated with the release of material non-public information, the annual executive officer grant’s timing within the Company’s fourth quarter provides the Compensation Committee with an opportunity to consider more complete data on the Company’s fiscal-year performance and peers as it makes its compensation decisions.

5. Stock Ownership Guidelines
Stock ownership guidelines apply to our CEO, non-employee directors, and executive officers to more closely link their interests with those of our other stockholders. Each individual subject to the guidelines is expected to accumulate and maintain an ownership position in shares of our common stock that is the lesser of the following:

CEO:     Either three times annual salary or 60,000 shares
Other Executive Officers:    Either one time annual salary or 10,000 shares
Non-employee Directors:    Either three times annual cash retainer or 4,500 shares
Individuals are expected to meet these requirements within five years from their appointment as an executive officer or initial election to the Board (the “Phase-in Period”). All of our executive officers and non-employee directors subject to the stock ownership guidelines and whose Phase-in Period has been completed met these ownership-position requirements as of March 29, 2025. Additional details concerning our stock ownership guidelines are provided in our Corporate Governance Guidelines, which are available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com.
D. Health and Welfare Benefits and Perquisites
Our NEOs are eligible to participate in our retirement, welfare, and health benefit programs to substantially the same extent as all other salaried employees based in the United States or United Kingdom, as applicable. For example, as applicable to the United States or United Kingdom, we provide medical, dental, and vision insurance, a retirement/401(k) plan, life and disability insurance, flexible spending accounts, health savings account contributions, and other plans and programs. Although perquisites are not a material part of our compensation programs for our NEOs, we do reimburse up to $500 for an annual physical examination for each of our executive officers to the extent the physical examination is not covered under our standard health care plans. During fiscal year 2025, none of our NEOs received perquisites or other personal benefits in the amount of $10,000 or more.
From time to time, we may pay sign-on cash bonuses to aid in recruiting or relocating certain key employees. In addition, from time to time, our executives may request chartered aircraft services to facilitate travel that is directly and integrally related to the performance of their job duties and where the use of a chartered plane will increase efficiency. If a spouse or immediate family member accompanies an executive on such a flight, we would require the executive to pay the greater of the incremental cost, if any, to accommodate such guest, or the imputed income amount determined using the IRS Standard Industry Fare Level (“SIFL”) rate. Accordingly, there would be no aggregate incremental cost to the Company for accompaniment on chartered business flights, and no amounts for such guests’ travel would be included in our Summary Compensation Table. In the three fiscal years covered by the Fiscal Year 2025 Summary Compensation Table herein there have been no such incremental costs or imputed income amounts.

VI. Post-Employment Compensation
Except for Mr. Woolard’s employment offer letter, which is described in the section above entitled “Equity Awards and Comparisons to Compensation Market Data,” we have not entered into individual severance or change of control agreements with any of our NEOs; however, the Company maintains an Executive Severance and Change of Control Plan, which originally became effective in 2007 and which the Compensation Committee amended and restated as of August 24, 2023 (the “Severance Plan”). The Severance Plan provides for certain payments and benefits to eligible executive officers (“Eligible Executives”), including each of our NEOs, whose employment is involuntarily terminated by the Company (other than for “cause,” as defined in the Severance Plan), including an involuntary termination that does not occur in connection with a change of control.
The Severance Plan provides for enhanced levels of severance benefits for Eligible Executives whose employment terminates without cause or for “good reason” (as defined in the Severance Plan) at any time during the 12-month period beginning on the effective date of a change of control of the Company. Details and specific terms of the Severance Plan, which reflect the amendments last adopted, are set forth in the section of this proxy statement entitled “Potential Payments upon Termination or Change of Control.”
We maintain the Severance Plan because we believe it is consistent with the practices of peer companies and helps ensure that we are able to attract and retain top talent. Further, we believe that our plan provides a level of stability to Eligible Executives during volatile business conditions that have historically existed in our industry so that they remain focused on their responsibilities and the long-term interests of the Company during such times. We periodically review the Severance Plan to assess its continued effectiveness and alignment with our objectives.
The Severance Plan also provides for “double-trigger” rather than “single-trigger” payments and benefits in the event of a change of control of the Company. In other words, payments to Eligible Executives are contingent upon an involuntary termination of employment following a change of control, and not triggered solely by a change of control without a qualifying termination of employment. This plan design is intended to provide a level of security to Eligible Executives negotiating a transaction to avoid any misalignment with the interests of our stockholders without resulting in a windfall to Eligible Executives who remain employed following such a transaction.
VII. Clawback Policy
Effective May 25, 2018, our executive officers became subject to a clawback policy entitled “Policy Regarding Recoupment of Certain Incentive Compensation,” which provided for forfeiture of excess incentive compensation in the event of misconduct resulting in a restatement of our financial statements. Until October 2, 2023, this clawback policy governed all incentive compensation (cash and equity-based compensation) that was granted, earned, or vested based upon the achievement of financial or stock performance metrics, and which was granted following the adoption of this clawback policy and paid in the preceding three-year period from the time the Company determined that it must restate its financial statements. Effective October 2, 2023, the Compensation Committee adopted a new clawback policy entitled “Recovery of Erroneously Awarded Incentive Compensation Policy,” which, as of that effective date, superseded and replaced the earlier “Policy Regarding Recoupment of Certain Incentive Compensation.” The Compensation Committee maintains this policy to comply with the applicable Nasdaq listing standards that require the clawback of incentive compensation paid to current and former executive officers when that compensation is based upon achievement of financial results that later require a restatement, whether or not resulting from error or intentional misconduct by such executive officers. To date, there has been no recovery or repayment of compensation from executive officers pursuant to the current or previous clawback policy.

A copy of the Company’s Recovery of Erroneously Awarded Incentive Compensation Policy is included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended March 29, 2025.
Any recoupment under our Severance Plan would be in addition to any applicable recoupment under our Recovery of Erroneously Awarded Incentive Compensation Policy. See the section of this proxy statement entitled “The Severance Plan.”
VIII. Insider Trading Policies and Prohibition Against Short Selling, Hedging, and Pledging
The Company has adopted a written Insider Trading and Confidentiality Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, employees, and consultants. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the policy is filed with our Annual Report on Form 10-K for the year ended March 29, 2025.
The Company’s Insider Trading and Confidentiality Policy also prohibits directors, officers, employees (or their designees), and consultants from investing in derivative securities based on or related to our common stock, engaging in any short sale or hedging transactions involving our common stock, and pledging any shares of our common stock as collateral for any margin account or any other similar account or debt instrument where a sale of our stock could occur. Prohibited hedging transactions generally involve the purchase of any financial instrument that will hedge or offset, or is designed to hedge or offset, any decrease in the market value of our common stock.
IX. Tax Considerations Related to Compensation
Section 162(m) of the Internal Revenue Code (“IRC”) as amended by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) generally disallows a publicly-held corporation a deduction for federal income tax purposes of remuneration in excess of $1 million paid in any taxable year to any NEO that is also a covered employee. Although the exception for “performance-based compensation” was repealed by the Tax Act, remuneration paid pursuant to a written binding contract in effect on November 2, 2017, and not materially modified after that date, will not be subject to the deduction limitation if specified requirements are met. For all other compensation, amounts in excess of $1 million paid to any covered employee generally will not be deductible.

While the Compensation Committee may consider deductibility when designing our executive compensation program, it may award compensation that is not deductible if it determines that doing so is appropriate and in the best interests of the Company and its stockholders. The Compensation Committee cannot guarantee that past compensation, or compensation granted in the future, generally designed to be deductible will in fact be deductible.

Section 409A of the IRC requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes, and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

Section 280G of the IRC disallows the deduction of any “excess parachute payment” paid in connection with certain events. A portion of amounts payable under the Severance Plan may constitute “excess parachute payments” to our NEOs. Accordingly, the Severance Plan provides for a modified Section 280G “cut back” pursuant to which payments and benefits under the Severance Plan will be reduced in the event such reduction produces a greater after-tax benefit to an NEO. See the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”
X. Compensation Committee Interlocks and Insider Participation
The Compensation Committee currently consists of Duy-Loan Le (Chair), Alexander M. Davern, and Raghib Hussain. During fiscal year 2025, none of our executive officers served on the board of directors or compensation committee of another company whose executive officer served on our Board or Compensation Committee. The members of the Compensation Committee are considered independent under the Board and the Compensation Committee independence standards of the Nasdaq listing rules and SEC regulations.
COMPENSATION COMMITTEE REPORT
We, the Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K with management of the Company. Based on such review and discussion, we have recommended to the Board of Directors that the CD&A be included as part of this proxy statement. Submitted by the Compensation Committee of the Board of Directors:

Duy-Loan Le, Chair
Alexander M. Davern
Raghib Hussain

CONSIDERATION OF RISK RELATED TO COMPENSATION PROGRAMS
The Compensation Committee structures our executive compensation program to provide incentives to appropriately reward our executive officers without undue risk taking. Our approach is similar for the compensation practices and policies applicable to all employees throughout the Company. Overall, we believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In general, we attempt to align our compensation programs with the long-term interests of the Company and its stockholders and mitigate the likelihood of inducing excessive risk-taking behavior. More specifically, we believe the following program features and policies help to mitigate the likelihood of inducing excessive risk-taking behavior:

◦The Company pays a mix of fixed and variable compensation, with variable compensation tied both to short-term objectives and the long-term value of our stock price.
◦Our annual cash incentive program is based on a mix of bottom-line objectives (e.g., operating profit goals) and top-line objectives (e.g., revenue growth) in order to avoid the risk of excessive focus on one goal or performance measure. The operating profit and revenue growth target levels are intended to be based on the Company’s long-term strategic plan and reflect the Compensation Committee’s belief that achieving both would correspond to performance levels necessary to outperform the majority of our peer companies and competitors.
◦We review the short-term performance incentive targets used in our Incentive Plan every six months to ensure alignment with our business plans.
◦To prevent the risk that our annual cash incentive program pays bonuses despite weak short-term performance, no payout may occur without a threshold level of operating profit performance being met.
◦The aggregate payout under our annual cash incentive program for our executive officers and leadership team is capped at a percentage of overall non-GAAP operating profit to prevent the risk of excessive payout of the Company’s operating profit.
◦The individual payout under our annual cash incentive program for our executive officers and leadership team is further capped so that no participants may receive a payout of greater than 250% of their target bonus opportunity.
◦Long-term incentives are granted to our executive officers in the form of equity awards that “cliff” vest after three years (RSUs and MSUs) or that vest annually based on performance over a three-fiscal-year performance period (PSUs). The vesting or performance period, as the case may be, is intended to align the interests of our executive officers with the long-term interests of our stockholders and to provide an incentive for our executive officers to remain with the Company.

◦Long-term incentives are typically granted annually so our executive officers will have unvested awards that may decrease in value if our business is not managed with long-term goals in mind.
◦We use a mix of RSUs, MSUs, and PSUs to create an overall long-term incentive package that aligns with stockholder interests, appropriately balances risk and performance, and provides competitive incentives for the purpose of executive retention.
◦We use performance-based equity (MSUs) based on the Company’s TSR as a means to align a portion of an executive officer’s compensation with the interests of our stockholders. In addition, we cap the payout of these awards at a 100% payout if the Company’s TSR is negative over the performance period (typically, three years).
◦We use performance-based equity (PSUs) based on the Company’s strategic revenue and its year-over-year growth as a means to align a portion of an executive officer’s compensation with the Company’s long-term operational performance. These metrics are designed to reflect progress against strategic goals and drive sustained value creation over the performance period.
◦Our annual equity awards to our executive officers are granted during the fourth quarter of our fiscal year, which allows us to benchmark our compensation decisions in view of our anticipated full fiscal year performance and to better align with the market conditions underlying our compensation peers’ disclosures. This alignment in timing reduces risks associated with compensation being analyzed in timeframes significantly different than those used in such disclosures.
◦To address potential risks associated with the timing of our executive officer grants and the release of material non-public information by the Company, any annual equity award granted to executive officers will occur at the close of the market on the second business day following the release of the Company’s third quarter earnings results.
◦Our CEO, non-employee directors, and executive officers of the Company are obligated to meet certain stock ownership guidelines that require accumulation and maintenance of a prescribed value or number of shares of our common stock.
◦The Compensation Committee retains an independent compensation consultant and uses competitive market data, when available, to inform our focus on pay for performance.
◦Our executive officers are subject to clawback measures. For compensation that was received prior to October 2, 2023, the Company’s clawback policy was entitled “Policy Regarding Recoupment of Certain Incentive Compensation,” and provided for forfeiture of excess incentive compensation in the event of misconduct resulting in a restatement of financial statements. On October 2, 2023, the clawback policy entitled “Recovery of Erroneously Awarded Incentive Compensation Policy,” came into effect and requires the clawback of incentive compensation paid to current and former executive officers when that compensation is based upon achievement of financial results that later require a restatement, whether or not resulting from error or intentional misconduct by such executive officers. Our executive officers are also subject to a clawback provision within our Severance Plan that provides for recoupment of any payments and/or the value of any benefits already provided pursuant to the Severance Plan (plus interest at the then-prevailing prime rate) in the event of acts or omissions being discovered after termination of employment that meet the Severance Plan’s definition of “Cause.”

EXECUTIVE COMPENSATION TABLES
Fiscal Year 2025 Summary Compensation Table

The following table provides certain summary information concerning the compensation awarded to, earned by, or paid to our NEOs for the fiscal years ended March 29, 2025; March 30, 2024; and March 25, 2023; as applicable. No disclosure is provided for persons for years prior to the executive officer becoming an NEO.

Name and Principal Position		Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation		Total
			($)	($)	($)	($)	($)	($)		($)

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(i)		(j)
John M. Forsyth, President and Chief Executive Officer		2025	$695,000		$8,000,222	$—	$1,144,174	$12,991	(4)	$9,852,387
		2024	675,619		4,666,854	2,333,360	799,969	10,867		8,486,669
		2023	700,000		4,333,444	2,166,673	1,182,058	11,650		8,393,825

Jeff Woolard, Chief Financial Officer	(11)	2025	$45,673	$200,000	$5,500,147	$—	$41,248	$415	(5)	$5,787,483

Ulf Habermann, Former Interim CFO, Principal Accounting Officer	(12)	2025	$400,273		$600,044	$—	$425,778	$10,247	(6)	$1,436,342

Venk Nathamuni, Former Chief Financial Officer	(13)	2025	$125,318		$—	$—	$—	$4,907	(7)	$130,225
		2024	470,639		1,000,178	500,011	344,492	42,507		2,357,827
		2023	415,385	150,000	1,816,904	1,183,311	520,587	103,579		4,189,765

Gregory S. Thomas, Executive Vice President, General Counsel		2025	$471,000		$1,400,094	$—	$465,243	$16,783	(8)	$2,353,120
		2024	453,371		666,895	333,337	331,855	15,043		1,800,501
		2023	433,700		616,727	308,339	549,277	15,105		1,923,148

Carl J. Alberty, Executive Vice President, Mixed Signal Products		2025	$457,000	$2,694	$1,400,094	$—	$451,414	$12,479	(9)	$2,323,681

Justin Dougherty, Executive Vice President, Global Operations		2025	$457,000		$1,400,094	$—	$451,414	$13,976	(10)	$2,322,484
		2024	425,481		666,895	333,337	311,343	13,189		1,750,245

(1)    The amounts reported in the column entitled “Bonus” reflect (a) a one-time cash signing bonus made in fiscal year 2025 to Mr. Woolard, and in fiscal year 2023 to Mr. Nathamuni, in connection with their initial hiring and (b) a special, one-time recognition bonus to Mr. Alberty for his 25th work anniversary.
(2)    The amounts reported in the column entitled “Stock Awards” represent the value of the RSUs, MSUs, and PSUs granted to our NEOs. The amounts reported in the column entitled “Option Awards” represent the value of the stock options granted to our NEOs. In each case, the value reported is the aggregate grant date fair value calculated pursuant to FASB ASC Topic 718, excluding any assumptions regarding potential forfeitures, and with respect to the MSUs this valuation entails a Monte Carlo calculation. The assumptions underlying the calculations under FASB ASC Topic 718 are discussed under Note 12, Equity Compensation, in our Annual Report on Form 10-K for the fiscal year ended March 29, 2025. Assuming the highest level of performance is achieved under the MSUs and PSUs granted in fiscal year 2025, the maximum aggregate grant date values of the MSU and PSUs, based on the closing market price per share of the Company’s stock on the last trading day of fiscal year 2025 ($99.51) at the maximum calculated payout, is: (a) in the case of Mr. Forsyth – $8,114,045; (b) in the case of Mr. Woolard – $1,845,711; (c) in the case of Mr. Habermann – $285,992; (d) in the cases of Mr. Thomas, Mr. Alberty, and Mr. Dougherty – $1,420,008. For additional information with respect to awards made in fiscal year 2025, see the Fiscal Year 2025 Grants of Plan-Based Awards Table and Fiscal Year 2025 Outstanding Equity Awards at Fiscal Year-End Table herein.
(3)    The amounts reported in the column entitled “Non-Equity Incentive Plan Compensation,” represent the amounts earned with respect to performance for each fiscal year under the Incentive Plan, which is described in further detail in the “Compensation Discussion and Analysis” section of this proxy statement. Payments earned in the second semiannual period of a fiscal year are included in this table for that fiscal year even though they were paid in the following fiscal year.
(4)    This amount includes $9,630 in matched contributions under our 401(k) plan, $1,518 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Forsyth, $1,500 in employer contributions to a health savings account under our health benefits program, and $343 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(5)    This amount includes $273 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Woolard, $115 in employer contributions to a health savings account under our health benefits program, and $27 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(6)    This amount includes $7,271 in matched contributions under our 401(k) plan, $1,500 in employer contributions to a health savings account under our health benefits program, $1,133 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Habermann, and $343 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(7)    This amount includes $4,417 in matched contributions under our 401(k) plan, $437 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Nathamuni, and $53 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(8)    This amount includes $11,694 in matched contributions under our 401(k) plan, $1,500 in employer contributions to a health savings account under our health benefits program, $3,246 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr.

Thomas, and $343 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(9)    This amount includes $9,646 in matched contributions under our 401(k) plan, $1,500 in employer contributions to a health savings account under our health benefits program, $990 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Alberty, and $343 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(10)    This amount includes $11,143 in matched contributions under our 401(k) plan, $1,500 in employer contributions to a health savings account under our health benefits program, $990 associated with the value of insurance premiums paid with respect to life insurance for the benefit of Mr. Dougherty, and $343 in tax gross-ups paid to all employees of the Company with respect to the Company’s long-term disability plan.
(11)    Mr. Woolard was appointed as Chief Financial Officer effective February 24, 2025.
(12)    Mr. Habermann was appointed as Interim Chief Financial Officer effective May 24, 2024, and his service as Interim Chief Financial Officer ended effective February 24, 2025.
(13)    Mr. Nathamuni’s service as our Chief Financial Officer ended effective May 24, 2024.

Fiscal Year 2025 Grants of Plan-Based Awards Table

The following table provides certain information with respect to grants of plan-based awards for the fiscal year ended March 29, 2025, to our NEOs. All of the RSUs, MSUs, and PSUs that are reflected in the table were granted under our Amended and Restated 2018 Long Term Incentive Plan.
The amounts reported in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns below reflect potential payouts under the Incentive Plan, which is described in further detail in the “Compensation Discussion and Analysis” section of this proxy statement.
The amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column below set forth potential payouts that are associated with MSUs and PSUs. Each unit granted pursuant to these awards represents a contingent right to receive one share of our common stock for each unit that is earned and vests. For a description of the performance, vesting, and other conditions applicable to these awards, see the section of the Compensation Discussion and Analysis entitled “Performance-Based Equity Awards.” Holders of MSUs and PSUs are not eligible to receive any dividends or dividend equivalents with respect to outstanding MSUs or PSUs.
The RSUs will vest with respect to 100% of the units underlying the award on the third anniversary of the grant date, with the exception of RSUs granted to Mr. Woolard. The RSUs reported for Mr. Woolard correspond to special new-hire awards, and for details regarding their vesting and other conditions, see the section of the Compensation Discussion and Analysis entitled “Equity Awards and Comparisons to Compensation Market Data.” Each unit granted pursuant to these RSUs represents a contingent right to receive one share of our common stock for each unit that vests. Holders of RSUs are not eligible to receive any dividends or dividend equivalents with respect to outstanding RSUs.
Special accelerated vesting provisions applicable to the equity awards upon a NEO’s termination of employment or upon a change of control of the Company are described in the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”

Name		Grant Date (1)	Approval Date (1)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards (4)
					Threshold	Target	Maximum	Threshold	Target	Maximum
					($)	($)	($)	(#)	(#)	(#)	(#)

(a)		(b)			(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
John M. Forsyth, President and Chief Executive Officer		2/6/2025	2/4/2025	(RSU)							25,541	$2,666,736
		2/6/2025	2/4/2025	(MSU)				3,807	15,229	30,458		$2,666,750
		2/6/2025	2/4/2025	(PSU)				12,771	25,541	51,082		$2,666,736
					$217,188	$868,750	$2,171,875
Jeff Woolard, Chief Financial Officer		3/4/2025	12/20/2024	(RSU)							37,955	$4,000,077
		3/4/2025	12/20/2024	(MSU)				2,319	9,274	18,548		$1,500,070

					$89,062	$356,250	$890,625
Ulf Habermann, Former Interim CFO, Principal Accounting Officer		2/6/2025	2/4/2025	(RSU)							4,310	$450,007
		2/6/2025	2/4/2025	(PSU)				719	1,437	2,874		$150,037

					$80,821	$323,285	$808,214
Venk Nathamuni, Former Chief Financial Officer	(5)

Gregory S. Thomas, Executive Vice President, General Counsel		2/6/2025	2/4/2025	(RSU)							4,470	$466,713
		2/6/2025	2/4/2025	(MSU)				666	2,665	5,330		$466,668
		2/6/2025	2/4/2025	(PSU)				2,235	4,470	8,940		$466,713
					$88,313	$353,250	$883,125
Carl J. Alberty, Executive Vice President, Mixed Signal Products		2/6/2025	2/4/2025	(RSU)							4,470	$466,713
		2/6/2025	2/4/2025	(MSU)				666	2,665	5,330		$466,668
		2/6/2025	2/4/2025	(PSU)				2,235	4,470	8,940		$466,713
					$85,688	$342,750	$856,875
Justin Dougherty, Executive Vice President, Global Operations		2/6/2025	2/4/2025	(RSU)							4,470	$466,713
		2/6/2025	2/4/2025	(MSU)				666	2,665	5,330		$466,668
		2/6/2025	2/4/2025	(PSU)				2,235	4,470	8,940		$466,713
					$85,688	$342,750	$856,875
(1)    Annual equity awards to our NEOs other than to Mr. Nathamuni (here, the February 6, 2025 awards) are granted at the close of the market on the second business day following the release of the Company’s third quarter earnings results. The equity awards granted to Mr. Woolard on March 5, 2025, reflect his new-hire equity awards that were granted on the first Monthly Grant Date following the start of his employment.
(2)    The amounts reported in these columns reflect potential payment amounts under the Incentive Plan. Actual amounts earned under this plan are reported in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2025 Summary Compensation Table above. Semiannual payments are made under the Incentive Plan only if certain financial prerequisites, such as operating profit margin thresholds, are achieved, as described in further detail in the “Compensation Discussion and Analysis” section of this proxy statement. The amounts reported in the “Threshold” column reflect the minimum amount payable assuming achievement of the applicable financial-result thresholds (25% of the target amount). The amounts reported in the “Target” column reflect the target amount payable to each NEO. The amounts reported in the “Maximum” column reflect that maximum amount payable to each NEO (250% of the target amount).

(3)    The amounts reported in these columns reflect the number of units underlying potential payment amounts for MSUs and PSUs under the Company’s performance-based equity award program. Each unit granted pursuant to these MSUs and PSUs represents a contingent right to receive one share of our common stock for each unit that is earned and vests. For a description of the performance, vesting, and other conditions applicable to these awards, see the section of the Compensation Discussion and Analysis entitled “Performance-Based Equity Awards.”
(4)    The amounts reported in this column represent the aggregate grant date fair value of the equity awards calculated pursuant to FASB ASC Topic 718, excluding any assumptions regarding potential forfeitures, and with respect to the MSUs this valuation entails a Monte Carlo calculation. The assumptions underlying the calculations under FASB ASC Topic 718 are discussed under Note 12, Equity Compensation, in our Annual Report on Form 10-K for the fiscal year ended March 29, 2025.
(5)    Given Mr. Nathamuni’s departure from the Company early within fiscal year 2025 (in May 2024), he was not granted equity or eligible to receive payment amounts under the Incentive Plan during fiscal year 2025.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Fiscal Year 2025 Summary Compensation Table and the Fiscal Year 2025 Grants of Plan-Based Awards Table was paid or awarded, are described above in our Compensation Discussion and Analysis.

Fiscal Year 2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning the outstanding equity award holdings of our NEOs, other than Mr. Nathamuni, as of March 29, 2025. Mr. Nathamuni is not listed in the table below, given the forfeiture of all his equity awards in connection with his departure from the Company effective May 24, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date (2)	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
	(#)	(#)	(#)	($)				(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)	(f)			(g)	(h)	(i)	(j)
John M. Forsyth, President and Chief Executive Officer	10,417	—		$38.15	6/6/2028
	6,511	—		$41.49	11/7/2028
	12,000	—		$68.56	11/6/2029
	25,687	—		$78.00	3/3/2031
	29,707	9,903		$88.00	3/2/2032
	24,626	24,625		$102.37	2/6/2033
	14,676	44,025		$93.24	2/8/2034
						2/6/2023	(RSU)	21,166	$2,106,229
						2/6/2023	(MSU)			30,478	$3,032,866
						2/8/2024	(RSU)	25,026	$2,490,337
						2/8/2024	(MSU)			32,986	$3,282,437
						2/6/2025	(RSU)	25,541	$2,541,585
						2/6/2025	(MSU)			30,458	$3,030,876
						2/6/2025	(PSU)			51,082	$5,083,170
Jeff Woolard, Chief Financial Officer						3/5/2025	(RSU)	37,955	$3,776,902
						3/5/2025	(MSU)			18,548	$1,845,711

Ulf Habermann, Former Interim CFO, Principal Accounting Officer						11/2/2022	(RSU)	5,601	$557,356
						11/1/2023	(RSU)	5,763	$573,476
						2/8/2024	(MSU)			1,414	$140,707
						2/6/2025	(RSU)	4,310	$428,888
						2/6/2025	(PSU)			2,874	$285,992
Gregory S. Thomas, Executive Vice President, General Counsel	734	—		$31.25	11/4/2025
	3,239	—		$54.65	11/2/2026
	1,794	—		$55.72	11/1/2027
	13,500	—		$41.49	11/7/2028
	11,400	—		$68.56	11/6/2029
	7,706	—		$78.00	3/3/2031
	5,281	1,761		$88.00	3/2/2032
	3,505	3,504		$102.37	2/6/2033
	2,097	6,289		$93.24	2/8/2034
						2/6/2023	(RSU)	3,012	$299,724
						2/6/2023	(MSU)			4,338	$431,674
						2/8/2024	(RSU)	3,576	$355,848
						2/8/2024	(MSU)			4,714	$469,090
						2/6/2025	(RSU)	4,470	$444,810
						2/6/2025	(MSU)			5,330	$530,388
						2/6/2025	(PSU)			8,940	$889,619

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date (2)	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
	(#)	(#)	(#)	($)				(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)	(f)			(g)	(h)	(i)	(j)
Carl J. Alberty, Executive Vice President, Mixed Signal Products	2,681	—		$42.64	4/3/2029
	9,592	—		$68.56	11/6/2029
	6,635	—		$78.00	3/3/2031
	5,281	1,761		$88.00	3/2/2032
	3,505	3,504		$102.37	2/6/2033
	2,097	6,289		$93.24	2/8/2034
						2/6/2023	(RSU)	3,012	$299,724
						2/6/2023	(MSU)			4,338	$431,674
						2/8/2024	(RSU)	3,576	$355,848
						2/8/2024	(MSU)			4,714	$469,090
						2/6/2025	(RSU)	4,470	$444,810
						2/6/2025	(MSU)			5,330	$530,388
						2/6/2025	(PSU)			8,940	$889,619
Justin Dougherty, Executive Vice President, Global Operations	1,255	—		$78.00	3/3/2031
	5,281	1,761		$88.00	3/2/2032
	3,505	3,504		$102.37	2/6/2033
	2,097	6,289		$93.24	2/8/2034
						2/6/2023	(RSU)	3,012	$299,724
						2/6/2023	(MSU)			4,338	$431,674
						2/8/2024	(RSU)	3,576	$355,848
						2/8/2024	(MSU)			4,714	$469,090
						2/6/2025	(RSU)	4,470	$444,810
						2/6/2025	(MSU)			5,330	$530,388
						2/6/2025	(PSU)			8,940	$889,619
(1)    Stock options with an expiration date listed in column (f) as February 6, 2033 (corresponding to a grant date of February 6, 2023) or February 8, 2034 (corresponding to a grant date of February 8, 2024) vest over four years with one-year “cliff” vesting for 25% of the options on each of the following four anniversaries of the grant date. All other outstanding stock options vest over four years, with one-year “cliff” vesting for 25% of the options on the first anniversary of the grant date, and 1/36 of the remaining options vesting on a monthly basis over the following three years.
(2)    Options have a maximum 10-year term. The expiration date shown in this column is the normal expiration date occurring on the tenth anniversary of the grant date. Options may terminate earlier in certain circumstances, such as in connection with a NEO’s termination of employment or in connection with certain corporate transactions, including a change in control of the Company.
(3)    This column reflects RSUs granted to our NEOs, other than Mr. Nathamuni. The outstanding RSUs having a stock award grant date of March 5, 2025 for Mr. Woolard (corresponding to new-hire equity awards) will vest as described in the section of the Compensation Discussion and Analysis entitled “Equity Awards and Comparisons to Compensation Market Data.” All other outstanding RSUs will vest with respect to 100% of the units underlying the award on the third anniversary of the grant date. Each unit granted pursuant to these RSUs represents a contingent right to receive one share of our common stock for each unit that vests.
(4)    The market value of unvested RSUs reported in column (h) is calculated by multiplying the number of shares of common stock ultimately subject to each award reported in column (g) by the closing market price of our common stock on March 28, 2025, (the last trading day of fiscal year 2025), which was $99.51 per share.

(5)    This column reflects MSUs and PSUs granted to our NEOs, other than Mr. Nathamuni. The disclosed number of MSUs is based on the next higher performance level (threshold, target, or maximum) above the Company’s performance through the most recently completed fiscal year. Accordingly, each of the MSUs included in this table are listed at their maximum level because the Company’s relative TSR performance for those awards through the most recently completed fiscal year would result in a payout between the target and maximum level. The disclosed number of PSUs corresponds to their maximum level, as the strategic revenue performance for those awards through the most recently completed fiscal year would result in a payout at their target level. Each unit granted pursuant to these MSUs and PSUs represents a contingent right to receive one share of our common stock for each unit that is earned and vested. For a description of the performance, vesting, and other conditions applicable to these awards, see the section of the Compensation Discussion and Analysis entitled “Performance-Based Equity Awards.”
(6)    The market value of unvested MSUs and PSUs reported in column (j) is calculated by multiplying the number of shares ultimately subject to each award reported in column (i) by the closing market price of our common stock on March 28, 2025, (the last trading day of fiscal year 2025), which was $99.51 per share.

Fiscal Year 2025 Option Exercises and Stock Vested Table

The following table provides information on the value realized by each NEO as a result of options that were exercised and stock awards that vested during fiscal year 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
	(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)
John M. Forsyth, President and Chief Executive Officer	—	$—	39,990	$4,167,358
Jeff Woolard, Chief Financial Officer	—	$—	—	$—
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	—	$—	4,457	$491,607
Venk Nathamuni, Former Chief Financial Officer	11,811	$341,982	3,421	$302,690
Gregory S. Thomas, Executive Vice President, General Counsel	11,706	$760,944	7,110	$740,933
Carl J. Alberty, Executive Vice President, Mixed Signal Products	837	$33,521	7,110	$740,933
Justin Dougherty, Executive Vice President, Global Operations	9,203	$511,791	7,110	$740,933

(1)    The value realized on the exercise of stock options was computed by determining the difference between the closing market price of our common stock underlying each option on the date of exercise and the exercise price of the options for each share exercised multiplied by the number of shares of our common stock acquired on exercise (column b).
(2)    The value realized on the vesting of stock awards was computed by multiplying the number of shares of our common stock acquired on vesting (column d) by the closing market price of our common stock on the date of vesting.

Pension Benefits and Nonqualified Deferred Compensation
The tables disclosing pension benefits or nonqualified deferred compensation are omitted because we do not sponsor or maintain either a defined benefit pension plan or a nonqualified deferred compensation plan for the benefit of our executive officers.
Potential Payments upon Termination or Change of Control
Except for the potential equity vesting acceleration benefits provided in Mr. Woolard’s employment offer letter for his one-time make-whole RSUs, we do not maintain individual employment, severance, or change of control agreements with our executive officers, including our NEOs; however, we do maintain the Severance Plan, which provides for certain payments and benefits to Eligible Executives in the event that the employment of such an executive officer is involuntarily terminated other than for cause or in certain circumstances following a change of control of the Company. Our executive officers may also receive certain benefits under the Incentive Plan in the event of certain terminations of employment that occur prior to the payment of the award for the applicable fiscal year.
The Severance Plan
Each of our NEOs was considered an Eligible Executive under the Severance Plan during fiscal year 2025. We maintain the Severance Plan because it helps us attract and retain top talent. Further, we believe that the Severance Plan provides a level of stability for our executive officers during volatile business conditions that have historically existed so that they remain focused on their responsibilities and the long-term interests of the Company during such times.
The Severance Plan provides that, in the event of an Eligible Executive’s involuntary termination of employment by the Company other than for “cause” (as such term is defined below for purposes of the Severance Plan) the Eligible Executive will be eligible to receive: (i) continuation of base salary for a period of up to six months (up to 12 months in the case of our CEO) following termination of employment, and (ii) payment in full of a reasonable estimate of COBRA premiums for six months (12 months in the case of our CEO) (collectively, the “Termination Payment”).
The Severance Plan further provides that, if an Eligible Executive’s employment is terminated either by the Company other than for “cause” or by the Eligible Executive for “good reason” within 12 months following a “change of control” (each term as defined below for purposes of the Severance Plan) of the Company, they will be eligible to receive a “Change of Control Termination Payment,” which is comprised of: (i) a lump sum payment equal to 12 months’ base salary (24 months in the case of our CEO), (ii) 100% of their annual target bonus amount as of the executive’s termination date (200% in the case of our CEO) and, if not already provided for in an applicable bonus plan, a prorated target bonus amount corresponding to the amount of time elapsed under the current bonus period as of their termination date, (iii) acceleration in full of any unvested stock options or any other securities or similar incentive awards that have been granted or issued to them as of the employment termination date and a post-termination stock option exercise period of six months (provided such period does not exceed the option’s original expiration date or the tenth anniversary of the option grant date), and (iv) payment in full of a reasonable estimate of COBRA premiums for 12 months (18 months in the case of our CEO). In addition, the Eligible Executive will have until six months from the employment termination date to exercise any vested options, except that no option will be exercisable after the option’s expiration date.
In the event of an Eligible Executive’s death or termination of employment due to “disability” (as such term is defined below for purposes of the Severance Plan), the Eligible Executive or their estate, as applicable, will receive the Termination Payment described above. If the death or termination due to disability has occurred within 12 months following a change of control of the Company, they or their estate, as applicable, will receive the Change of Control Termination Payment described above.
As defined in the Severance Plan:
•“cause” means (i) gross negligence or willful misconduct in the performance of an executive officer’s duties; (ii) a material and willful violation of any federal or state law that if made public would injure the business or reputation of the Company; (iii) a refusal or willful failure to comply with any specific lawful direction or order of the Company or a material violation of a policy or procedure of the Company including but not limited to the Company’s Code of Conduct, Harassment Prevention Policy, and the Company’s Insider Trading Policy as well as any obligation concerning proprietary rights and confidential information of the Company; (iv) a conviction (including a plea of nolo contendere ) of a felony, or of a misdemeanor that would have a material adverse effect on the Company’s goodwill if the executive officer were to continue to be retained as an employee of the Company; (v) commission of theft, embezzlement, fraud, financial impropriety, or any act of dishonesty relating to employment with the Company; (vi) failure to cooperate with the Company in any internal investigation or administrative, regulatory, or judicial proceeding; or (vii) a substantial and continuing willful refusal to perform duties ordinarily performed by an employee in the same position and having similar duties as the executive officer.
•“good reason” refers to the executive officer’s resignation from the Company within thirty days following the Company’s failure to cure the occurrence of any of the following events: (i) without the executive officer’s express written consent, a material reduction of the executive officer’s duties, authority, or responsibilities relative to the executive’s duties, authority, or responsibilities as in effect immediately prior to such reduction, or the assignment to the executive officer of such reduced duties, authority, or responsibilities; provided, however, that: (a) the occurrence of a Change of Control (as defined below for purposes of the Severance Plan) shall not, in and of itself, constitute a material adverse change in the executive officer’s duties, authority, or responsibilities; and (b) a change in the executive officer’s position or title following a Change of Control shall not constitute Good Reason so long as the executive officer retains substantially the same duties, authority, or responsibilities of a division, subsidiary, or business unit that constitutes or includes a significant portion of the business of the Company following the Change of Control; (ii) a material reduction by the Company in the base salary or bonus opportunity of an executive officer as in effect immediately prior to such reduction; provided, however, that such reductions shall not constitute Good Reason if they are pursuant to a company-wide reduction of base salaries and/or bonuses; or (iii) the relocation of an executive officer’s principal work location to a facility or a location more than 50 miles from the executive officer’s then present principal work location. “Good reason” shall not exist unless the executive officer provides written notice of the circumstances alleged to give rise to Good Reason within 30 days of their occurrence and the Company (or our successor) fails to cure such circumstances within 30 days.
•“disability” means a mental or physical disability, illness or injury, evidenced by medical reports from a duly qualified medical practitioner, which renders an executive officer unable to perform any one or more of the essential duties of their position after the provision of reasonable accommodation, if applicable, for a period of greater than 90 days within a one-year period.
•“change of control” means the occurrence of one or more of the following with respect to the Company: (i) the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to the Company’s stockholders, open market purchases or any other transaction or series of transactions, of stock of the Company that, together with stock of the Company held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the then outstanding stock of the Company entitled to vote generally in the election of the members of the Company’s Board of Directors; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which both (A) securities representing more than 50% of the total combined voting power of the surviving entity are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934), directly or indirectly, immediately after such merger or consolidation by persons who beneficially owned common stock of the Company immediately prior to such merger or consolidation, and (B) the members of the Board of Directors immediately prior to the transaction (the “Existing Board”) constitute a majority of the Board of Directors immediately after such merger or consolidation; (iii) any reverse merger in which the Company is the surviving entity but in which either (A) persons who beneficially owned, directly or indirectly, common stock of the Company immediately prior to such reverse merger do not retain immediately after such reverse merger direct or indirect beneficial ownership of securities representing more than 50% of the total combined voting power of the Company’s outstanding securities or (B) the members of the existing Board do not constitute a majority of the Board of Directors immediately after such reverse merger; or (iv) the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than a sale, transfer or other disposition to one or more subsidiaries of the Company).
The Severance Plan may not be amended or terminated without the consent of any Eligible Executive during the one year prior to or following the occurrence of a change of control, if such amendment would be adverse to the interest of such Eligible Executive. If any payment or benefit under the Severance Plan would be a “parachute payment” (within the meaning of Section 280G of the IRC) and would therefore result in the imposition of an excise tax, an Eligible Executive’s payments and benefits will not exceed the amount that produces the greatest after-tax benefit to the Eligible Executive.

To receive payments and benefits under the Severance Plan, an Eligible Executive must execute a release of all claims against the Company. If the Eligible Executive is considered a “specified employee” under Section 409A of the IRC at the time of their termination of employment, any amounts payable under the Severance Plan will be delayed for a period of six months if it is determined that such a delay is necessary in order to prevent the payment from imposing excise taxes on the executive officer.
Since January 20, 2022, our Severance Plan has included a clawback provision entitled “Recoupment in the Event of Subsequently Discovered Cause.” Under this provision, if, after a termination of employment, the Company discovers that an Eligible Executive had engaged in acts or omissions during the course of the executive’s employment under circumstances constituting “Cause,” then the Company may cease the delivery of any further payments or benefits pursuant to the Severance Plan and any payments and/or the value of any benefits already provided to the Eligible Executive may be recouped for the benefit of the Company, plus interest at the then-prevailing prime rate. Our Severance Plan was amended and restated as of August 24, 2023, and such amendment acknowledged that any recoupment under our Severance Plan would be in addition to any applicable recoupment under our Recovery of Erroneously Awarded Incentive Compensation Policy. See the section of this proxy statement entitled “Clawback Policy.”
Incentive Plan
In addition, executive officers participating in the Incentive Plan, as described further in the “Compensation Discussion and Analysis” section of this proxy statement, may also receive payments upon termination of employment. Pursuant to the Incentive Plan, a participant, including each of our NEOs, must be continuously employed through the last day of the applicable semiannual performance period and through the later date that cash bonuses under the Incentive Plan for such semiannual performance period are actually paid. However, participants whose employment terminates due to death or “disability” during a semiannual performance period will be eligible to receive a pro rata cash bonus payment based on the number of days the participant was employed during that semiannual performance period and the Company’s actual performance during the semiannual performance period. The pro rata bonus amount will be paid to the terminated participant on or before the 15th day of the third month after the later of (i) the last day of the calendar year in which such participant died or incurred a “disability” or (ii) the last day of the Company’s taxable year in which such participant died or incurred a “disability.” Payment under the Incentive Plan would no longer be received if a participant’s employment was terminated for some other reason during a semiannual performance period.
For purposes of the Incentive Plan, “disability” means total and permanent disability as defined in accordance with the Company’s Long-Term Disability Plan.
The discussion and tables below present an estimate of the amount of compensation and/or other payments and benefits payable to our NEOs in the event of their termination of employment and/or in the event of a change of control of the Company. The amounts disclosed assume that such termination and/or the occurrence of such change of control was effective as of March 29, 2025, the last day of fiscal year 2025, and that price per share of our common stock was the closing market price as of that date (which was $99.51 per share). We also assume that each NEO was continuously employed by the Company and under the Severance Plan and the Incentive Plan throughout at least the second half of fiscal year 2025. The amounts below have been calculated using assumptions, such as these, that we believe to be reasonable, along with further assumptions that are described in more detail below. The actual amounts that would be paid under each scenario depend on various factors, which may or may not exist at the time a NEO’s employment is actually terminated and/or a change of control actually occurs. Therefore, such amounts and disclosures should be considered “forward-looking statements.”
Severance Benefits Involving Involuntary Termination of Employment Without Cause or Termination Resulting from Death/Disability
The estimated amount payable to each of our NEOs, other than Mr. Nathamuni, pursuant to the Severance Plan and the Incentive Plan in the event of an involuntary termination of employment by the Company other than for cause, or due to the NEO’s death or disability, in each case, assuming such termination occurred on March 29, 2025 (and was not following a change in control of the Company), and in view of the other assumptions above, is set forth in the table below. Mr. Nathamuni was not eligible to receive benefits under the Severance Plan or the Incentive Plan in connection with his termination of employment in May 2024.
Such terminations of employment will not result in the acceleration of vesting of outstanding equity awards; therefore, there is no value associated with stock options, RSUs, MSUs, or PSUs in the table below for our NEOs, except for Mr. Woolard’s one-time make-whole RSUs, which are eligible to vest if he is terminated without cause. For purposes of our calculations, we have assumed that all material compensation elements and expenses have been paid current, and there would be no need to include additional values for items such as accrued vacation or paid time off.

Name	Salary Continuation (1)	Health Benefits (2)	Cash Bonus Under Incentive Plan (3)	Make-Whole RSUs (4)	Total
John M. Forsyth, President and Chief Executive Officer	$695,000	$27,201	$434,375		$1,156,576
Jeff Woolard, Chief Financial Officer	$237,500	$13,600	$178,125	$2,360,576	$2,789,801
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$187,500	$8,601	$93,750		$289,851
Gregory S. Thomas, Executive Vice President, General Counsel	$235,500	$13,600	$176,625		$425,725
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$228,500	$7,813	$171,375		$407,688
Justin Dougherty, Executive Vice President, Global Operations	$228,500	$13,600	$171,375		$413,475
(1)    The salary continuation payment for our CEO represents the value of 12 months of base salary, based on our CEO’s base salary level in effect on March 29, 2025. For each of the other NEOs, the amount is based on six months of base salary, at the base salary level in effect on March 29, 2025. In the case of Mr. Habermann, the amounts in this table are based on the base salary level for his position following the transition from Interim CFO.

(2)    Amounts attributable to healthcare benefits were computed based on an estimate of the COBRA payments payable by the Company at the rates in effect as of March 29, 2025 for the following time periods following termination of employment: 12 months for our CEO and six months for each of the other NEOs.
(3)    The NEOs would only receive the payments enumerated in this column in the event of a termination of employment due to death or disability. In the event employment is terminated for any other reason, the NEO would forfeit these amounts. On a termination due to death or disability, the NEO would be entitled to a pro rata payment of their bonus under the Incentive Plan. Because March 29, 2025 is the last day of the semiannual performance period, the NEO would be entitled to a full payment of the semiannual bonus. As such, we have calculated the cash bonus under the Incentive Plan as the target Incentive Plan Payout Percentage (100%) applied to each individual’s current target bonus under the Incentive Plan for the semiannual performance period ending on March 29, 2025.
(4)    The valuation of accelerated vesting of unvested equity awards has been computed based on the value of the make-whole RSUs subject to accelerated vesting based on the closing market price of our common stock on March 28, 2025 (the last trading day prior to March 29, 2025), which was $99.51 per share.

Severance Benefits Involving a Change of Control
The estimated amount payable to each of our NEOs, other than Mr. Nathamuni, pursuant to the Severance Plan in the event of a termination of employment during the 12-month period following a change of control of the Company by the Company other than for cause, by the NEO for good reason, or due to the NEO’s death or disability, in each case, assuming such termination occurred on March 29, 2025, and in view of the other assumptions above, is set forth in the table below. In the event of qualifying termination of employment following a change of control as described above, the Severance Plan provides that outstanding equity awards will be accelerated (i.e., such awards are “double trigger”). The potential application of any cutback required under the Severance Plan due to the operation of Sections 280G and 4999 of the IRC has not been included in these calculations:

Name	Lump Sum Salary Payment(1)	Accelerated Vesting of Unvested Equity(2)	Health Benefits (3)	Cash Bonus Under Severance Plan (4)	Total
John M. Forsyth, President and Chief Executive Officer	$1,390,000	$14,742,845	$40,801	$2,171,875	$18,345,521
Jeff Woolard, Chief Financial Officer	$475,000	$4,699,758	$27,201	$534,375	$5,736,334
Ulf Habermann, Former Interim CFO, Principal Accounting Officer	$375,000	$1,773,069	$17,202	$281,250	$2,446,521
Gregory S. Thomas, Executive Vice President, General Counsel	$471,000	$2,320,469	$27,201	$529,875	$3,348,545
Carl J. Alberty, Executive Vice President, Mixed Signal Products	$457,000	$2,320,469	$15,625	$514,125	$3,307,219
Justin Dougherty, Executive Vice President, Global Operations	$457,000	$2,320,469	$27,201	$514,125	$3,318,795

(1)    The lump sum salary payment for our CEO represents the value of 24 months of base salary, based on our CEO’s base salary level in effect on March 29, 2025. For each of the other NEOs, the amount is based on 12 months of base salary, at the base salary level in effect on March 29, 2025. In the case of Mr. Habermann, the amounts in this table are based on the base salary level for his position following the transition from Interim CFO.

(2)    The valuation of accelerated vesting of unvested equity awards has been computed based on: (1) the estimated value that would have been realized based on the difference between the exercise price of the options that were subject to accelerated vesting and the closing market price of our common stock on March 28, 2025 (the last trading day prior to March 29, 2025), which was $99.51 per share, and (2) the value of the RSUs and target-level MSUs and PSUs subject to accelerated vesting based on that same closing market price.

(3)    The valuation of healthcare benefits has been computed based on an estimate of the COBRA payments payable by the Company at the rates in effect as of March 29, 2025 for the following time periods following termination of employment: 18 months for our CEO and 12 months for each of the other NEOs.

(4)    The amounts in this column consist of two components: (a) 100% of the NEO’s annual target bonus amount as of the termination date (in the case of the CEO, 200%) plus (b) a prorated target bonus amount corresponding to the current bonus period as of the termination date. Because the termination is deemed to occur on the last day of the fiscal year, this prorated target bonus component represents the NEOs’ target bonus amount for the semiannual performance period ending on March 29, 2025.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of March 29, 2025 about shares of our common stock that may be issued upon the exercise of options, warrants, and rights under the Company’s 2006 Stock Incentive Plan and the Amended and Restated 2018 Long Term Incentive Plan:

	(A) Number of securities to be issued upon exercise of outstanding options		(B) Weighted-average exercise price of outstanding options		(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity Compensation Plans Approved by Security Holders(1)	3,249,581	(2)	$81.53	(3)	2,539,768
Equity Compensation Plans Not Approved by Security Holders	—		—		—
TOTAL	3,249,581		$81.53		2,539,768

(1)    Represents equity awards under the Amended and Restated 2018 Long Term Incentive Plan and 2006 Stock Incentive Plan; a 1.5 full value award multiplier is applied to all RSUs, MSUs and PSUs granted.

(2)    Includes 2,745,719 shares that are issuable upon the vesting of the outstanding RSUs, MSUs, and PSUs granted under the Amended and Restated 2018 Long Term Incentive Plan.

(3)    The weighted average exercise price does not take into account the shares issuable upon the vesting of the outstanding RSUs, MSUs and PSUs.

PAY RATIO DISCLOSURE
In accordance with Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all employees of our Company (other than our CEO) and the annual total compensation of John Forsyth, our CEO. For fiscal year 2025:
•the median of the annual total compensation of all employees of our Company (other than our CEO) was $176,289; and
•the annual total compensation of our CEO was $9,852,387 (as reflected in the Fiscal Year 2025 Summary Compensation Table included in this proxy statement).
•Based on this information, the annual total compensation of our CEO was estimated to be 55.9 times that of the median of the annual total compensation of all employees of our Company (other than our CEO).
We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Different companies may use different methodologies in arriving at a pay ratio, and as a result, these ratios are not necessarily designed to facilitate comparisons among different companies. Rather, they allow stockholders to better understand and assess each particular company’s internal compensation practices.
Identifying the Median Employee
We identified our median employee by considering our employee population as of the last day of our fiscal year, March 29, 2025. We considered all employees at our consolidated subsidiaries and all worldwide employees other than our CEO, whether employed on a full-time, part-time, temporary, or seasonal basis. For purposes of selecting our median employee, we used a consistently applied compensation measure that included (1) base pay during fiscal year 2025 using salary or base pay rate as of March 29, 2025, (2) all cash bonuses earned during fiscal year 2025, and (3) the aggregate full grant date fair value of equity awards granted during fiscal year 2025, calculated in accordance with FASB ASC Topic 718. Compensation paid in foreign currencies was converted to U.S. dollars based on the average monthly exchange rate for March, 2025. For employees who were employed for less than the full fiscal year, we annualized their base pay. The value of the Company’s retirement/401(k) plan and medical benefits provided was excluded, as all employees in a given jurisdiction are offered the same benefits, and we did not make any cost-of-living adjustments.
Calculating the Ratio
After identifying the median employee, we calculated the elements of such employee’s annual total compensation for fiscal year 2025 pursuant to Item 402(c)(2)(x) of Regulation S-K: $176,289. For the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our Fiscal Year 2025 Summary Compensation Table included in this proxy statement: $9,852,387.

PAY VERSUS PERFORMANCE DISCLOSURE
Pay Versus Performance Table

Fiscal Year	SCT Total to PEO (Forsyth)	Compensation Actually Paid to PEO (Forsyth)	SCT Total to PEO (Rhode)	Compensation Actually Paid to PEO (Rhode)	Average SCT Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income ($000s)	Company Selected Measure: Operating Profit Margin
							Company TSR	Peer Group TSR
(a)	(b)	(c)	(b')	(c')	(d)	(e)	(f)	(g)	(h)	(i)
2025	$9,852,387	$11,988,248	N/A	N/A	$2,392,223	$1,999,971	$161	$306	$331,507	26.5%
2024	$8,486,669	$2,874,121	N/A	N/A	$1,916,212	$747,734	$149	$348	$274,572	25.0%
2023	$8,393,825	$11,345,556	N/A	N/A	$2,393,470	$2,704,444	$171	$219	$176,703	24.9%
2022	$6,624,468	$6,333,653	N/A	N/A	$1,737,270	$1,433,114	$142	$243	$326,355	26.5%
2021	$3,835,080	$4,824,068	$2,158,910	$2,782,421	$1,676,775	$1,925,001	$134	$212	$217,344	22.4%

(1)    The principal executive officers (PEOs) reflected in columns (b), (c), (b’), and (c’) are John M. Forsyth, our current Chief Executive Officer who was a PEO during all the fiscal years in the table, and Jason P. Rhode, our former Chief Executive Officer. Dr. Rhode was a PEO during fiscal year 2021 but not during fiscal years 2025, 2024, 2023, or 2022.
(2)    The non-principal executive officer named executive officers (“NEOs”) reflected in columns (d) and (e) consist of the following individuals:
FY2025: Jeff Woolard, Ulf Habermann, Venk Nathamuni, Gregory S. Thomas, Carl J. Alberty, and Justin Dougherty
FY2024: Venk Nathamuni, Gregory S. Thomas, Jeffrey W. Baumgartner, and Justin Dougherty
FY2023: Venk Nathamuni, Thurman K. Case, Denise Grodé, Gregory S. Thomas, and Jeffrey W. Baumgartner
FY2022: Thurman K. Case, Gregory S. Thomas, Jeffrey W. Baumgartner, and Andy Brannan
FY2021: Thurman K. Case, Gregory S. Thomas, Jeffrey W. Baumgartner, and Jo-Dee M. Benson
(3)    The “Peer Group TSR” of column (g) and within this Pay Versus Performance Disclosure corresponds to the Philadelphia Semiconductor Index (“PHLX Semiconductor”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended March 29, 2025. The comparison assumes $100 was invested in the Company and in the PHLX Semiconductor, respectively, for the period beginning after markets closed on last trading day before the earliest fiscal year in the table through the end of the noted fiscal year in the table.
(4)    The Net Income of column (h) is GAAP net income as reported under the Company’s Consolidated Statements of Income on Form 10-K for the applicable fiscal year.
(5)    The Company Selected Measure of column (i) is our Operating Profit Margin, which corresponds to the metric defined in our 2007 Management and Key Individual Contributor Incentive Plan (“Incentive Plan”), which is used (along with revenue growth) in the calculation of cash bonuses. This Operating Profit Margin metric is discussed in the Compensation Discussion and Analysis subsection entitled “Incentive Plan Pay-Out Percentage” of the Company’s proxy statements for each applicable fiscal year. Effective fiscal year 2023, the definition of Operating Profit Margin was changed with the intention that Operating Profit Margin would be equivalent to our publicly-reported non-GAAP operating profit. The figures presented in column (i) for fiscal years 2022 and 2021 are calculated under this current definition of Operating Profit Margin, aligning with our non-GAAP operating profit figures for those fiscal years.
(6)    To calculate the Compensation Actually Paid (CAP) of columns (c) and (e), the following adjustments were made to the Summary Compensation Table (“SCT”) total compensation of columns (b) and (d) for each applicable fiscal year:

PEO SCT Total to CAP Reconciliation

Fiscal Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock and Option Award Compensation	Other Compensation	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Adjustments to Summary Compensation Table Total	Compensation Actually Paid
		(i)			(ii)		(iii)	(iv)
2025	$695,000	$—	$1,144,174	$8,000,222	$12,991	$9,852,387	$(8,000,222)	$10,136,083	$11,988,248
2024	$675,619	$—	$799,969	$7,000,214	$10,867	$8,486,669	$(7,000,214)	$1,387,666	$2,874,121
2023	$700,000	$—	$1,182,058	$6,500,117	$11,650	$8,393,825	$(6,500,117)	$9,451,848	$11,345,556
2022	$613,077	$—	$1,497,350	$4,500,031	$14,010	$6,624,468	$(4,500,031)	$4,209,216	$6,333,653
2021 (Forsyth)	$443,077	$—	$868,132	$2,509,489	$14,382	$3,835,080	$(2,509,489)	$3,498,477	$4,824,068
2021 (Rhode)	$692,308	$—	$1,457,042	$—	$9,560	$2,158,910	$—	$623,511	$2,782,421
Average Non-PEO NEO SCT Total to Average CAP Reconciliation

Fiscal Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock and Option Award Compensation	Other Compensation	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Adjustments to Summary Compensation Table Total	Compensation Actually Paid
		(i)			(ii)		(iii)	(iv)
2025	$326,044	$33,782	$305,850	$1,716,746	$9,801	$2,392,223	$(1,716,746)	$1,324,494	$1,999,971
2024	$445,017	$—	$325,674	$1,125,221	$20,300	$1,916,212	$(1,125,221)	$(43,257)	$747,734
2023	$400,929	$42,000	$422,520	$1,465,118	$62,902	$2,393,470	$(1,465,118)	$1,776,092	$2,704,444
2022	$408,257	$—	$712,785	$600,074	$16,155	$1,737,270	$(600,074)	$295,918	$1,433,114
2021	$380,249	$—	$500,338	$783,353	$12,836	$1,676,775	$(783,353)	$1,031,579	$1,925,001
i.Reflects average of one-time cash signing bonuses reported in the SCT for our NEOs for each fiscal year shown.
ii.Reflects average “all other compensation” reported in the SCT for each fiscal year shown.
iii.Represents the average grant date fair value of equity-based awards granted each year as determined in accordance with FASB ASC Topic 718.
iv.Reflects the value of equity awards calculated in accordance with the SEC methodology for determining average non-PEO NEO CAP (as set forth in Item 402(v) of Regulation S-K) for each fiscal year shown. The equity component of CAP for each covered fiscal year is further detailed in the supplemental tables immediately below, where column (a) represents the fair value of equity awards granted during the covered fiscal year that are outstanding and unvested as the end of the covered fiscal year, column (b) reflects the change in fair value of any outstanding and unvested equity awards granted in any prior fiscal year from the end of such prior fiscal year to the end of the covered fiscal year, and column (c) reflects the change in fair value of any equity awards granted in any prior fiscal year from the end of the prior fiscal year to the vesting date at the end of or during the covered fiscal year.

PEO Equity Component of CAP

FY2025 (Forsyth)	Fair Value of Current Year Equity Awards at 3/29/2025	Change in Fair Value of Prior Year Unvested Equity Awards at 3/29/2025	Change in Fair Value of Prior Year Equity Awards that Vested in FY2025	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$2,541,585	$321,034	$198,586	$3,061,205
MSUs	$2,321,813	$1,284,103	$206,955	$3,812,871
PSUs	$2,541,585	$—	$—	$2,541,585
Options	$—	$401,184	$319,238	$720,422
Total	$7,404,983	$2,006,321	$724,779	$10,136,083

FY2024 (Forsyth)	Fair Value of Current Year Equity Awards at 3/30/2024	Change in Fair Value of Prior Year Unvested Equity Awards at 3/30/2024	Change in Fair Value of Prior Year Equity Awards that Vested in FY2024	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$2,316,407	$(497,902)	$(150,495)	$1,668,010
MSUs	$2,377,796	$(2,249,914)	$(941,081)	$(813,199)
Options	$2,202,990	$(873,957)	$(796,178)	$532,855
Total	$6,897,193	$(3,621,773)	$(1,887,754)	$1,387,666

FY2023 (Forsyth)	Fair Value of Current Year Equity Awards at 3/25/2023	Change in Fair Value of Prior Year Unvested Equity Awards at 3/25/2023	Change in Fair Value of Prior Year Equity Awards that Vested in FY2023	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$2,234,918	$523,074	$198,312	$2,956,304
MSUs	$2,412,067	$1,380,056	$(36,068)	$3,756,055
Options	$2,287,051	$566,644	$(114,206)	$2,739,489
Total	$6,934,036	$2,469,774	$48,038	$9,451,848

FY2022 (Forsyth)	Fair Value of Current Year Equity Awards at 3/26/2022	Change in Fair Value of Prior Year Unvested Equity Awards at 3/26/2022	Change in Fair Value of Prior Year Equity Awards that Vested in FY2022	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$1,494,764	$163,758	$(119,378)	$1,539,144
MSUs	$1,519,058	$(146,903)	$(244,199)	$1,127,956
Options	$1,482,061	$104,691	$(44,636)	$1,542,116
Total	$4,495,883	$121,546	$(408,213)	$4,209,216

FY2021 (Forsyth)	Fair Value of Current Year Equity Awards at 3/27/2021	Change in Fair Value of Prior Year Unvested Equity Awards at 3/27/2021	Change in Fair Value of Prior Year Equity Awards that Vested in FY2021	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$1,010,730	$742,157	$55,600	$1,808,487
MSUs	$742,965	$(344,986)	$—	$397,979
Options	$938,430	$293,886	$59,695	$1,292,011
Total	$2,692,125	$691,057	$115,295	$3,498,477

FY2021 (Rhode)	Fair Value of Current Year Equity Awards at 3/27/2021	Change in Fair Value of Prior Year Unvested Equity Awards at 3/27/2021	Change in Fair Value of Prior Year Equity Awards that Vested in FY2021	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$—	$891,053	$173,750	$1,064,803
MSUs	$—	$(1,103,182)	$(625,600)	$(1,728,782)
Options	$—	$1,064,049	$223,441	$1,287,490
Total	$—	$851,920	$(228,409)	$623,511

Average Non-PEO Equity Component of CAP

FY2025	Average Fair Value of Current Year Equity Awards at 3/29/2025	Average Change in Fair Value of Prior Year Unvested Equity Awards at 3/29/2025	Average Change in Fair Value of Prior Year Equity Awards that Vested in FY2025	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$923,370	$(149,727)	$28,507	$802,150
MSUs	$435,034	$(65,792)	$18,396	$387,638
PSUs	$246,237	$—	$—	$246,237
Options	$—	$(143,023)	$31,492	$(111,531)
Total	$1,604,641	$(358,542)	$78,395	$1,324,494

FY2024	Average Fair Value of Current Year Equity Awards at 3/30/2024	Average Change in Fair Value of Prior Year Unvested Equity Awards at 3/30/2024	Average Change in Fair Value of Prior Year Equity Awards that Vested in FY2024	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$372,346	$(92,575)	$(57,773)	$221,998
MSUs	$382,267	$(376,528)	$(236,875)	$(231,136)
Options	$354,058	$(168,946)	$(219,231)	$(34,119)
Total	$1,108,671	$(638,049)	$(513,879)	$(43,257)

FY2023	Average Fair Value of Current Year Equity Awards at 3/25/2023	Average Change in Fair Value of Prior Year Unvested Equity Awards at 3/25/2023	Average Change in Fair Value of Prior Year Equity Awards that Vested in FY2023	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$656,263	$51,670	$(106,862)	$601,071
MSUs	$459,696	$134,568	$(60,710)	$533,554
Options	$687,446	$60,702	$(106,681)	$641,467
Total	$1,803,405	$246,940	$(274,253)	$1,776,092

FY2022	Average Fair Value of Current Year Equity Awards at 3/26/2022	Average Change in Fair Value of Prior Year Unvested Equity Awards at 3/26/2022	Average Change in Fair Value of Prior Year Equity Awards that Vested in FY2022	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$199,319	$35,456	$(92,461)	$142,314
MSUs	$202,583	$(105,146)	$(148,911)	$(51,474)
Options	$195,545	$50,133	$(40,600)	$205,078
Total	$597,447	$(19,557)	$(281,972)	$295,918

FY2021	Average Fair Value of Current Year Equity Awards at 3/27/2021	Average Change in Fair Value of Prior Year Unvested Equity Awards at 3/27/2021	Average Change in Fair Value of Prior Year Equity Awards that Vested in FY2021	Equity Adjustment Included in Compensation Actually Paid
Equity Type	(a)	(b)	(c)	(d) = (a) + (b) + (c)
RSUs	$315,521	$257,430	$38,399	$611,350
MSUs	$231,896	$(327,246)	$(78,200)	$(173,550)
Options	$288,566	$249,545	$55,668	$593,779
Total	$835,983	$179,729	$15,867	$1,031,579

Fair Value Inputs Used to Calculate CAP

	FY2025	FY2024	FY2023	FY2022	FY2021
Expected stock price volatility	37.55%	32.65%	34.79%	41.66%	43.85%
Risk-free interest rate	3.80% - 4.46%	4.38% - 5.02%	2.95% - 4.33%	0.80% - 2.48%	0.02% - 0.75%
Expected term (in years)	0.9 - 5.3	0.9 - 6.2	0.9 - 6.5	0.6 - 5.9	0.1 - 6.1
Dividend yield	0%	0%	0%	0%	0%
Tabular List of Financial Performance Measures
We consider the following, listed in no particular order, to be the most important financial performance measures we use to link compensation actually paid to our NEOs, for fiscal year 2025, to Company performance.

- Operating Profit Margin
- Revenue Growth
- Relative TSR
- Strategic Revenue
Operating Profit Margin, which is a metric defined in our Incentive Plan and is intended to be equivalent to our non-GAAP operating profit margin, and revenue growth are both used in the calculation of cash bonuses under the Incentive Plan. As described in the Compensation Discussion and Analysis section of this proxy statement, these two metrics determine a cash bonus payout percentage. Relative TSR is a metric we use to determine the payout percentage, ranging between 0–200%, for MSUs. As described in the Compensation Discussion and Analysis section of this proxy statement, for MSU grants starting in February 2024, the Company’s TSR is measured relative to the TSR of the component companies of the Russell 3000 Index. For MSU grants prior to February 2024, the Philadelphia Semiconductor Index was used as our relative TSR comparison index. Strategic revenue is a metric we use to determine the payout percentage for PSUs, ranging between 0-200%.
Relationship Between CAP and Financial Performance Measures

In the charts below, the PEO figures include amounts for our current CEO, Mr. Forsyth, and as a separate bar, amounts corresponding to Dr. Rhode’s tenure as our CEO during a segment of fiscal year 2021.

In the first chart, PEO amounts generally trend with the Company’s TSR, reflecting general alignment between pay and performance over the covered period. However, fiscal year 2024 reflects a decrease in stock price that drove both a lower TSR and a more pronounced decline in the equity component of CAP. The “Peer Group TSR” shown in the chart corresponds to the Philadelphia Semiconductor Index. Over the five-year period shown, the Company’s TSR was relatively flat. The Peer Group TSR was also flat for the first three years, then rose in the fourth year while the Company’s TSR declined. In the fifth year, the Peer Group TSR declined while the Company’s TSR improved.

In the second chart, an increase in GAAP net income is reflected over the last two fiscal years. Also reflected, CAP amounts are relatively lower in fiscal year 2024, primarily due to a decrease in stock price, and GAAP net income is lower in fiscal year 2023 due, in part, to intangible impairment charges, lease impairments, and restructuring costs taken that year.

In the third chart, Operating Profit Margin has remained generally flat, while the illustrated CAP figures have varied as described above.

1.CAP versus Company TSR and Company TSR versus Peer Group TSR

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$—
Compensation Actually Paid ($000s)
400
300
200
100
0
Total Shareholder Return Value of Initial Fixed $100 Investment
$212
$243
$219
$348
$306
$134
$142
$171
$149
$161
$2,782
$4,824
$1,925
$6,334
$1,433
$11,346
$2,704
$2,874
$748
$11,988
$2,000
2021
2022
2023
2024
2025
CAP to PEO (Rhode)
CAP to PEO (Forsyth)
Avg CAP to Non-PEO NEOs
Company TSR
Peer Group TSR (PHLX Semiconductor)

2.CAP versus GAAP Net Income

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$—
Compensation Actually Paid ($000s)
$400
$300
$200
$100
$—
Net Income ($ Millions)
$2,782
$4,824
$1,925
$217
$6,334
$1,433
$326
$11,346
$2,704
$177
$2,874
$748
$275
$11,988
$2,000
$332
2021
2022
2023
2024
2025
CAP to PEO (Rhode)
CAP to PEO (Forsyth)
Avg CAP to Non-PEO NEOs
Company Net Income

3.CAP versus Company-Selected Measure (CSM) (Operating Profit Margin)

Compensation Actually Paid ($000s)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$—
30.0%
20.0%
10.0%
Operating Profit Margin
22.4%
26.5%
24.9%
25.0%
26.5%
$2,782
$4,824
$1,925
$6,334
$1,433
$11,346
$2,704
$2,874
$748
$11,988
$2,000
2021
2022
2023
2024
2025
CAP to PEO (Rhode)
CAP to PEO (Forsyth)
Avg CAP to Non-PEO NEOs
Operating Profit Margin

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The Audit Committee is comprised solely of independent directors, as defined by the applicable Nasdaq listing standards and rules of the SEC, and it operates under a written charter adopted by the Board, which is available under the Corporate Governance section of our “Investors” page on our website at investor.cirrus.com. The composition of the Audit Committee, the attributes of its members, and the responsibilities of the Audit Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The Audit Committee continues to review and assess the adequacy of its charter on an annual basis, and will revise it to comply with new rules and regulations as they are adopted.
As described more fully in its charter, the primary focus of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to assure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm, Ernst & Young, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).
In accordance with the Sarbanes-Oxley Act and the Nasdaq listing standards, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.
The Audit Committee serves an oversight role for the Board in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.
In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that the audited financial statements of the Company contained in the Company’s Annual Report to Stockholders for the fiscal year ended March 29, 2025, were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Ernst & Young matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable PCAOB rules regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Ernst & Young the firm’s independence. In addition, the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Ernst & Young’s independence.
Based upon the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025, as filed with the SEC.
Submitted by the Audit Committee of the Board:
Alexander M. Davern, Chair
Duy-Loan Le
Catherine P. Lego

AUDIT AND NON-AUDIT FEES AND SERVICES
Audit and Related Fees
The following table shows the fees accrued by the Company for the audit and other services provided by Ernst & Young for fiscal years 2025 and 2024. The Audit Committee pre-approved 100% of these services and related fee amounts.

	2025	2024
Audit Fees	$1,620,000	$1,495,000
Audit-Related Fees	$5,000	$35,000
Tax Fees	$0	$127,013
All Other Fees	$0	$5,000
Total	$1,625,000	$1,662,013
Audit Fees. Audit services consisted of the audit of the Company’s consolidated financial statements and of management’s assessment of the operating effectiveness of internal control over financial reporting included in the Company’s Annual Report on Form 10-K, the review of the Company’s financial statements included in its quarterly reports on Form 10-Q, and statutory audits required internationally.
Audit-Related Fees. Audit-related services generally include fees for accounting consultations in connection with acquisitions, internal control reviews, or due diligence.
Tax Fees. No tax fees were paid for fiscal year 2025. The fiscal year 2024 tax fees relate to technical tax advice and tax planning.
All Other Fees. The other fees correspond to an Ernst & Young research tool.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a written policy for the pre-approval of audit, audit-related, and non-audit services provided by the Company’s independent registered public accounting firm.
For audit and audit-related services, the independent auditor will provide the Audit Committee with an engagement letter and estimated budget for formal acceptance and approval. A list of non-audit services and estimated budget for such services for the upcoming fiscal year are submitted to the Audit Committee by Company management for pre-approval. To ensure prompt handling of unexpected non-budgeted non-audit related services, the Audit Committee has delegated to its Chair the authority to amend or modify the list of approved permissible non-audit services and fees if the cost of the service is less than $100,000. Any such unexpected services for which the cost is more than $100,000 are approved by the Audit Committee. If the Chair takes any action, the Chair will report such action to the Audit Committee at the next Audit Committee meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Indemnification and Insurance. Our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors and executive officers and have purchased directors’ and officers’ liability insurance.
Procedures for Review, Approval, and Ratification of Related Party Transactions. The Board recognizes that Related Party Transactions (as defined below) can present conflicts of interest and questions as to whether transactions are in the best interests of the Company. Accordingly, the Board has documented and implemented certain procedures for the review, approval, or ratification of Related Party Transactions greater than $50,000. Related Party Transactions less than $50,000 are reported to the Audit Committee at least annually.
Pursuant to these procedures, the Audit Committee must review, approve, or ratify any such transactions with Related Persons (as defined below). When it is impractical to wait for a scheduled Audit Committee meeting, a proposed Related Party Transaction may be submitted to the Audit Committee Chair for approval and then subsequently reported to the Audit Committee at the next Audit Committee meeting.
This procedure seeks to promote Company decisions that are based on the merits of the transaction and the interests of the Company and its stockholders. While it is the Company’s preference to avoid Related Party Transactions, this procedure sets forth a methodology for considering a proposed Related Party Transaction in which the standard to be applied is whether such transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.
For these purposes, a “Related Person” is any person who: (1) is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company; (2) is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (3) is an immediate family member of any of the foregoing persons; or (4) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a director, general partner or principal or in a similar position, or in which such person has a 5% or greater beneficial ownership interest.
For these purposes, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was, is, or will be a participant and in which a Related Person had, has, or will have a direct or indirect interest.
Transactions with Related Persons. For fiscal year 2025, we had no related party transactions that were required to be disclosed in accordance with SEC regulations.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors, and greater than 10% stockholders are also required by the federal securities rules to furnish the Company with copies of all Section 16(a) forms they file.
The Company believes that, during the fiscal year 2025, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% stockholders were met in a timely manner except for one late Form 4 filing for our then-Interim CFO, Ulf Habermann. The filing, pertaining to one transaction (the vesting of RSUs), was inadvertently delayed due to an administrative error and submitted on February 10, 2025, instead of by the required date of November 5, 2024.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (such as stockbrokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
This year, we expect that a number of stockbrokers with account holders who beneficially own common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of the proxy materials. A single Notice of Internet Availability of the proxy materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your stockbroker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Conversely, if multiple stockholders who reside at the same address receive multiple copies of our annual report and proxy materials, they may provide instructions if they prefer to receive only one copy of such materials. Stockholders may provide instructions or change their instructions at any time by contacting Broadridge, either by calling toll-free (866)-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you contact Broadridge using the contact information above, we will promptly deliver to you a separate copy of our Annual Report, Notice of Internet Availability of the proxy materials, and the proxy materials for the 2025 Annual Meeting, and for future meetings, if you so request. Please also contact Broadridge if you wish to request delivery of a single copy of those materials if you currently receive multiple copies.

COMMUNICATING WITH US

Communicating with the Board
If you would like to contact the Board, including a Committee, you may write to the following address:

Board of Directors
c/o Corporate Secretary
Cirrus Logic, Inc.
800 W. 6th Street
Austin, Texas 78701
The Corporate Secretary or Chair of the Governance and Nominating Committee, as appropriate, reviews all correspondence addressed to the Board and regularly forwards to the Board all such correspondence that, in the opinion of the Corporate Secretary or Chair of the Governance and Nominating Committee, deals with the functions of the Board or the Committees. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or individual Board members. Concerns relating to accounting, internal controls, or auditing issues will be immediately brought to the attention of the Chair of the Audit Committee.
Other Communications
If you would like to receive information about the Company, you may use one of these convenient methods:

1.     To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (512) 851-4125.

2.    To view our home page on the internet, use our website address: www.cirrus.com. Our home page provides you access to product, marketing and financial data, job listings, and an online version of this proxy statement, our Annual Report on Form 10-K, and other filings with the SEC.
If you would like to write to us, please send your correspondence to the following address:
Cirrus Logic, Inc.
Attention: Investor Relations
800 W. 6th Street
Austin, TX 78701
If you would like to inquire about stock transfer requirements, lost certificates, and change of stockholder address, please contact our transfer agent, Computershare Investor Services, at (877) 373-6374 (toll free) or (781) 575-2879 or by visiting their website at www.investorcentre.com (click the “need help” and then “contact us” links).
If you would like to report any inappropriate, illegal, or criminal conduct by any employee, agent, or representative of the Company; any violation of the Company’s Code of Conduct; or any complaint or concern including those regarding accounting, internal accounting controls, or auditing matters, you may file an anonymous and confidential report by contacting EthicsPoint, an independent reporting system provider, by telephone at 1-866-384-4277 (1-866-ETHICSP), or through its website at cirruslogic.ethicspoint.com.

ANNUAL REPORT
On May 23, 2025, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ended March 29, 2025. The Annual Report on Form 10-K has been provided concurrently with this proxy statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting.
Stockholders may also obtain a copy of the Annual Report on Form 10-K and any of our other SEC reports, free of charge, (1) from the SEC’s website at www.sec.gov , (2) from our website at investor.cirrus.com, or (3) by writing to Investor Relations, Cirrus Logic, Inc., 800 W. 6th Street, Austin, TX 78701. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material.

BY ORDER OF THE BOARD OF DIRECTORS
John M. Forsyth
President and Chief Executive Officer
Austin, Texas
June 4, 2025

ANNEX
INCENTIVE PLAN RECONCILIATION
(in thousands)

	6 Months Ended

	2H'25	1H'25
Net Revenue	$980,194	$915,883
Cost of Sales	$455,671	$444,368
Gross Profit	$524,523	$471,515

Total Operating Expenses	$292,808	$292,871

Total Operating Income	$231,715	$178,644
Operating Income Percentage	24%	20%

Operating Income Reconciliation
GAAP Operating Income	$231,715	$178,644

Amortization of acquisition intangibles	$3,294	$3,836
Stock compensation expense	$40,314	$43,832
Other adjustments **	$661	$1,019
Non-GAAP Operating Income Used for Incentive Plan	$275,984	$227,331
Non-GAAP Operating Income Percentage Used for Incentive Plan	28%	25%

** Other adjustments includes lease impairments for fiscal year 2025.

CIRRUS LOGIC
CIRRUS LOGIC, INC.
800 WEST SIXTH STREET
AUSTIN, TX 78701

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 28, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRUS2025**

You may attend the Meeting at noon Eastern Time on July 29, 2025 via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow on your proxy card and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 28, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74853-P33940 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIRRUS LOGIC, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Alexander M. Davern
02) John M. Forsyth
03) Raghib Hussain
04) Duy-Loan Le
05) Catherine P. Lego
06) William D. Mosley
07) David J. Tupman

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com

V74854-P33940

CIRRUS LOGIC, INC.
PROXY FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
JULY 29, 2025 AT 11:00 A.M. (CENTRAL DAYLIGHT TIME)

The undersigned stockholder of CIRRUS LOGIC, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 4, 2025, and the Company's Annual Report on Form 10-K for the fiscal year ended March 29, 2025, and hereby appoints Michael Barrett and Gregory Scott Thomas, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2025 Annual Meeting of Stockholders of CIRRUS LOGIC, INC., to be held on July 29, 2025 at 11:00 a.m. Central Daylight Time at www.virtualshareholdermeeting.com/CRUS2025, and at any adjournments or postponements thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side